FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT M

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	12/31/2023	12/31/2023

Assets:
Shares owned in underlying fund	164,158	51,893
Net asset value per share (NAV)	43.47	15.75

Total Assets (Shares x NAV)	$7,135,943	$817,317

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	2,344	1,362

Net Assets	$7,133,599	$815,955

Net Assets: Total
Contract value in accumulation period	$7,133,599	$815,955

Net Assets	$7,133,599	$815,955

Total Units Outstanding	181,251	20,645

Unit Value (Accumulation)	$39.36	$39.52

Cost of Shares in Underlying Fund	$7,538,937	$901,010

(1)Portfolio liquidated as of April 29, 2022 STATEMENTS OF OPERATIONS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

2023 Investment Income
Income:
Reinvested dividends	$88,685	$10,415
Expenses:
Mortality and expense risk charges	42,656	5,611

Net investment income/(expense)	46,029	4,804

2023 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(34,228)	51,096
Reinvested realized gain distributions	515,384	62,295

Net realized gain/(loss) on investments	481,156	113,391
Net change in unrealized appreciation/(depreciation) of investments	335,229	85,530

Net realized and unrealized gain/(loss) from investments	816,385	198,921

2023 Net Increase/(Decrease) in Net Assets Resulting from Operations	$862,414	$203,725

(1)	Portfolio liquidated as of April 29, 2022

See notes to financial statements.

B-2

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset Fund	Value Line Centurion Fund

(1)	(1)	12/31/2023	12/31/2023	12/31/2023	12/31/2023	(1)

—	—	55,475	31,584	136,990	87,816	—
—	—	17.05	10.57	9.56	14.97	—

$—	$—	$945,852	$333,844	$1,309,628	$1,314,608	$—

—	—	1,988	1,502	1,600	1,774	—

$—	$—	$943,864	$332,342	$1,308,028	$1,312,834	$—

$—	$—	$943,864	$332,342	$1,308,028	$1,312,834	$—

$—	$—	$943,864	$332,342	$1,308,028	$1,312,834	$—

—	—	30,532	7,354	24,114	22,664	—

$—	$—	$30.91	$45.19	$54.24	$57.93	$—

$—	$—	$908,584	$425,539	$1,957,523	$1,606,363	$—

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset Fund	Value Line Centurion Fund

(1)	(1)	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	(1)

$—	$—	$24,704	$10,672	$—	$6,295	$—

—	—	5,819	2,078	7,522	7,681	—

—	—	18,885	8,594	(7,522)	(1,386)	—

—	—	(2,119)	(5,018)	(53,848)	(31,012)	—
—	—	—	—	—	132,045	—

—	—	(2,119)	(5,018)	(53,848)	101,033	—
—	—	144,023	27,697	276,751	32,743	—

—	—	141,904	22,679	222,903	133,776	—

$—	$—	$160,789	$31,273	$215,381	$132,390	$—

B-3

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Fund Series I

	(1)	12/31/2023

Assets:
Shares owned in underlying fund	—	6,080
Net asset value per share (NAV)	—	58.96

Total Assets (Shares x NAV)	$—	$358,502

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	1,227

Net Assets	$—	$357,275

Net Assets: Total
Contract value in accumulation period	$—	$357,275

Net Assets	$—	$357,275

Total Units Outstanding	—	8,118

Unit Value (Accumulation)	$—	$44.01

Cost of Shares in Underlying Fund	$—	$364,815

(1)Portfolio liquidated as of April 29, 2022 STATEMENTS OF OPERATIONS

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Fund Series I

	(1)	1/1/2023 to 12/31/2023

2023 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality and expense risk charges	—	2,480

Net investment income/(expense)	—	(2,480)

2023 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	—	(1,529)
Reinvested realized gain distributions	—	7,089

Net realized gain/(loss) on investments	—	5,560
Net change in unrealized appreciation/(depreciation) of investments	—	100,423

Net realized and unrealized gain/(loss) from investments	—	105,983

2023 Net Increase/(Decrease) in Net Assets Resulting from Operations	$—	$103,503

(1)	Portfolio liquidated as of April 29, 2022

See notes to financial statements.

B-4

Investment Options
Invesco V.I. Equity & Income Fund Series I	Invesco V.I. Core Equity Fund Series I	AB VPS Relative Value Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B	AB Sustainable Global Thematic Portfolio Class B	American Century VP International Fund Class I	American Century VP Value Fund Class I

12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

3,906	42,515	6,939	1,839	1,293	20,096	18,609
16.48	29.29	28.78	66.96	31.05	10.58	12.19

$64,372	$1,245,265	$199,694	$123,110	$40,137	$212,616	$226,843

1,783	1,747	1,531	1,503	1,526	1,773	1,305

$62,589	$1,243,518	$198,163	$121,607	$38,611	$210,843	$225,538

$62,589	$1,243,518	$198,163	$121,607	$38,611	$210,843	$225,538

$62,589	$1,243,518	$198,163	$121,607	$38,611	$210,843	$225,538

3,052	33,741	4,969	1,964	1,347	8,360	4,255

$20.51	$36.85	$39.88	$61.92	$28.66	$25.22	$53.01

$72,076	$1,283,035	$193,979	$109,361	$50,595	$209,840	$220,811

Investment Options
Invesco V.I. Equity & Income Fund Series I	Invesco V.I. Core Equity Fund Series I	AB VPS Relative Value Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B	AB Sustainable Global Thematic Portfolio Class B	American Century VP International Fund Class I	American Century VP Value Fund Class I

1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

$1,229	$8,534	$6,044	$—	$11	$2,862	$5,154

513	7,903	2,753	1,103	406	1,448	1,446

716	631	3,291	(1,103)	(395)	1,414	3,708

(802)	(48,934)	(19,651)	217	(878)	2,271	6,830
3,219	27,538	38,178	7,876	2,418	—	17,308

2,417	(21,396)	18,527	8,093	1,540	2,271	24,138
2,494	273,836	12,284	23,531	3,641	19,039	(10,233)

4,911	252,440	30,811	31,624	5,181	21,310	13,905

$5,627	$253,071	$34,102	$30,521	$4,786	$22,724	$17,613

B-5

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Equity-Income Portfolio Initial Class

	12/31/2023	12/31/2023

Assets:
Shares owned in underlying fund	32,901	17,744
Net asset value per share (NAV)	48.63	24.85

Total Assets (Shares x NAV)	$1,599,969	$440,946

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,345	1,368

Net Assets	$1,598,624	$439,578

Net Assets: Total
Contract value in accumulation period	$1,598,624	$439,578

Net Assets	$1,598,624	$439,578

Total Units Outstanding	28,400	9,976

Unit Value (Accumulation)	$56.29	$44.06

Cost of Shares in Underlying Fund	$1,216,796	$406,507

(1)Portfolio liquidated as of April 29, 2022 STATEMENTS OF OPERATIONS

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Equity-Income Portfolio Initial Class

	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

2023 Investment Income
Income:
Reinvested dividends	$7,101	$8,109
Expenses:
Mortality and expense risk charges	9,269	2,831

Net investment income/(expense)	(2,168)	5,278

2023 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	24,275	9,919
Reinvested realized gain distributions	51,358	12,172

Net realized gain/(loss) on investments	75,633	22,091
Net change in unrealized appreciation/(depreciation) of investments	333,845	13,659

Net realized and unrealized gain/(loss) from investments	409,478	35,750

2023 Net Increase/(Decrease) in Net Assets Resulting from Operations	$407,310	$41,028

(1)	Portfolio liquidated as of April 29, 2022

See notes to financial statements.

B-6

Investment Options
Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Janus Henderson Enterprise Portfolio Institutional Shares	Janus Henderson Forty Portfolio Institutional Shares	Janus Henderson Research Portfolio Institutional Shares

12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

22,615	28,053	11,705	224,774	10,590	8,051	12,905
59.76	4.60	461.79	1.00	76.52	47.35	45.15

$1,351,495	$129,043	$5,405,312	$224,774	$810,342	$381,229	$582,638

1,916	1,812	1,860	1,162	1,155	1,633	1,453

$1,349,579	$127,231	$5,403,452	$223,612	$809,187	$379,596	$581,185

$1,349,579	$127,231	$5,403,452	$223,612	$809,187	$379,596	$581,185

$1,349,579	$127,231	$5,403,452	$223,612	$809,187	$379,596	$581,185

20,857	6,310	91,675	17,926	26,729	7,669	19,202

$64.71	$20.16	$58.94	$12.47	$30.27	$49.50	$30.27

$1,045,435	$145,250	$2,698,494	$224,774	$740,729	$321,210	$444,878

Investment Options
Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Janus Henderson Enterprise Portfolio Institutional Shares	Janus Henderson Forty Portfolio Institutional Shares	Janus Henderson Research Portfolio Institutional Shares

1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

$—	$7,059	$72,918	$9,872	$1,228	$656	$719

7,770	895	30,592	1,412	4,761	2,459	3,645

(7,770)	6,164	42,326	8,460	(3,533)	(1,803)	(2,926)

37,342	(497)	246,910	—	4,656	4,343	3,958
—	—	45,582	—	51,005	—	—

37,342	(497)	292,492	—	55,661	4,343	3,958
403,767	5,638	789,127	—	67,899	107,324	172,018

441,109	5,141	1,081,619	—	123,560	111,667	175,976

$433,339	$11,305	$1,123,945	$8,460	$120,027	$109,864	$173,050

B-7

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Janus Henderson Global Research Portfolio Institutional Shares	MFS Total Return Bond Series Initial Class

	12/31/2023	12/31/2023

Assets:
Shares owned in underlying fund	12,082	4,686
Net asset value per share (NAV)	61.10	11.70

Total Assets (Shares x NAV)	$738,210	$54,829

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,690	1,457

Net Assets	$736,520	$53,372

Net Assets: Total
Contract value in accumulation period	$736,520	$53,372

Net Assets	$736,520	$53,372

Total Units Outstanding	39,048	2,252

Unit Value (Accumulation)	$18.86	$23.70

Cost of Shares in Underlying Fund	$575,976	$61,056

(1)Portfolio liquidated as of April 29, 2022 STATEMENTS OF OPERATIONS

	Janus Henderson Global Research Portfolio Institutional Shares	MFS Total Return Bond Series Initial Class

	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

2023 Investment Income
Income:
Reinvested dividends	$6,171	$1,667
Expenses:
Mortality and expense risk charges	4,385	516

Net investment income/(expense)	1,786	1,151

2023 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	12,325	(5,991)
Reinvested realized gain distributions	18,492	—

Net realized gain/(loss) on investments	30,817	(5,991)
Net change in unrealized appreciation/(depreciation) of investments	119,865	8,927

Net realized and unrealized gain/(loss) from investments	150,682	2,936

2023 Net Increase/(Decrease) in Net Assets Resulting from Operations	$152,468	$4,087

(1)	Portfolio liquidated as of April 29, 2022

See notes to financial statements.

B-8

Investment Options
MFS Growth Series Initial Class	MFS Investors Trust Series Initial Class	MFS New Discovery Series Initial Class	MFS Research Series Initial Class	MFS Total Return Series Initial Class	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund

12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

33,636	26,203	9,883	310	25,016	91,768	31,270
60.29	35.99	12.94	31.97	23.26	10.40	10.14

$2,027,914	$943,057	$127,883	$9,910	$581,872	$954,385	$317,081

1,339	1,446	1,250	1,750	1,139	1,094	1,206

$2,026,575	$941,611	$126,633	$8,160	$580,733	$953,291	$315,875

$2,026,575	$941,611	$126,633	$8,160	$580,733	$953,291	$315,875

$2,026,575	$941,611	$126,633	$8,160	$580,733	$953,291	$315,875

28,868	20,083	3,376	230	14,558	82,313	31,467

$70.20	$46.89	$37.51	$35.41	$39.89	$11.58	$10.04

$1,762,923	$777,448	$170,248	$9,021	$588,618	$816,007	$312,343

Investment Options
MFS Growth Series Initial Class	MFS Investors Trust Series Initial Class	MFS New Discovery Series Initial Class	MFS Research Series Initial Class	MFS Total Return Series Initial Class	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund

1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

$—	$6,337	$—	$48	$11,210	$—	$—

11,541	5,603	1,026	365	3,475	6,236	1,963

(11,541)	734	(1,026)	(317)	7,735	(6,236)	(1,963)

62,636	9,976	(21,749)	(512)	(2,730)	14,924	(588)
143,377	48,766	—	512	23,347	—	—

206,013	58,742	(21,749)	—	20,617	14,924	(588)
352,200	88,869	39,521	1,893	23,544	185,911	17,050

558,213	147,611	17,772	1,893	44,161	200,835	16,462

$546,672	$148,345	$16,746	$1,576	$51,896	$194,599	$14,499

B-9

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Guardian Short Duration Bond VIP Fund	Guardian Balanced Allocation VIP Fund

	12/31/2023	12/31/2023

Assets:
Shares owned in underlying fund	5,021	191,486
Net asset value per share (NAV)	10.17	11.15

Total Assets (Shares x NAV)	$51,067	$2,135,068

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	527	1,726

Net Assets	$50,540	$2,133,342

Net Assets: Total
Contract value in accumulation period	$50,540	$2,133,342

Net Assets	$50,540	$2,133,342

Total Units Outstanding	5,020	193,268

Unit Value (Accumulation)	$10.07	$11.04

Cost of Shares in Underlying Fund	$50,028	$1,914,783

(1)Portfolio liquidated as of April 29, 2022 STATEMENTS OF OPERATIONS

	Guardian Short Duration Bond VIP Fund	Guardian Balanced Allocation VIP Fund

	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

2023 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality and expense risk charges	326	12,493

Net investment income/(expense)	(326)	(12,493)

2023 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(114)	5,760
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(114)	5,760
Net change in unrealized appreciation/(depreciation) of investments	2,141	331,211

Net realized and unrealized gain/(loss) from investments	2,027	336,971

2023 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,701	$324,478

(1)	Portfolio liquidated as of April 29, 2022

See notes to financial statements.

B-10

[This page intentionally left blank.]

B-11

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series
	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$60,739	$7,004
Net realized gain/(loss) from sale of investments	14,833	8,249
Reinvested realized gain distributions	1,388,697	126,582
Net change in unrealized appreciation/(depreciation) of investments	(1,871,593)	(362,139)

Net increase/(decrease) resulting from operations	(407,324)	(220,304)

2022 Policy Transactions
Net policy purchase payments	192,657	17,594
Transfers on account of death, surrenders and withdrawals	(428,700)	—
Transfers of policy loans	94,724	1,016
Transfers of cost of insurance and policy fees	(278,722)	(13,567)
Transfers between investment divisions, net	(14,354)	22,189
Transfers–other	4,654	305

Net increase/(decrease) from policy transactions	(429,741)	27,537

Total Increase/(Decrease) in Net Assets	(837,065)	(192,767)
Net Assets at December 31, 2021	8,226,423	1,092,964

Net Assets at December 31, 2022	$7,389,358	$900,197

2023 Increase/(Decrease) from Operations
Net investment income/(expense)	$46,029	$4,804
Net realized gain/(loss) from sale of investments	(34,228)	51,096
Reinvested realized gain distributions	515,384	62,295
Net change in unrealized appreciation/(depreciation) of investments	335,229	85,530

Net increase/(decrease) resulting from operations	862,414	203,725

2023 Policy Transactions
Net policy purchase payments	193,497	18,692
Transfers on account of death, surrenders and withdrawals	(875,006)	(292,975)
Transfers of policy loans	(164,757)	(298)
Transfers of cost of insurance and policy fees	(276,507)	(13,855)
Transfers between investment divisions, net	—	—
Transfers–other	4,600	469

Net increase/(decrease) from policy transactions	(1,118,173)	(287,967)

Total Increase/(Decrease) in Net Assets	(255,759)	(84,242)
Net Assets at December 31, 2022	7,389,358	900,197

Net Assets at December 31, 2023	$7,133,599	$815,955

See notes to financial statements.

B-12

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset Fund	Value Line Centurion Fund
1/1/2022 to 4/29/2022	1/1/2022 to 4/29/2022	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 4/29/2022

$725	$6,818	$19,237	$1,181	$(6,800)	$(1,714)	$(1,952)
(1,462)	(52,193)	(3,862)	(9,882)	(33,852)	(41,658)	(515,232)
—	1,046	68,227	75,356	273,512	123,816	772,383
(584)	16,210	(256,697)	(165,569)	(875,804)	(272,895)	(340,255)

(1,321)	(28,119)	(173,095)	(98,914)	(642,944)	(192,451)	(85,056)

2,850	3,770	27,218	11,326	31,526	20,417	8,704
—	(160)	(26,550)	(41,648)	(18,249)	(44,124)	(6,072)
—	(16,504)	3,323	1,542	5,008	5,339	3,022
(1,289)	(4,463)	(30,574)	(8,484)	(26,309)	(29,977)	(10,687)
(49,728)	(320,261)	(3,720)	44	(4,785)	—	(1,021,980)
(15)	(1,768)	(85)	(142)	(12)	41	36

(48,182)	(339,386)	(30,388)	(37,362)	(12,821)	(48,304)	(1,026,977)

(49,503)	(367,505)	(203,483)	(136,276)	(655,765)	(240,755)	(1,112,033)
49,503	367,505	1,057,227	441,077	1,750,506	1,431,649	1,112,033

$—	$—	$853,744	$304,801	$1,094,741	$1,190,894	$—

$—	$—	$18,885	$8,594	$(7,522)	$(1,386)	$—
—	—	(2,119)	(5,018)	(53,848)	(31,012)	—
—	—	—	—	—	132,045	—
—	—	144,023	27,697	276,751	32,743	—

—	—	160,789	31,273	215,381	132,390	—

—	—	23,806	11,101	32,500	21,565	—
—	—	(28,387)	(10,002)	(8,320)	(85)	—
—	—	(37,106)	3,639	39	(430)	—
—	—	(28,985)	(8,468)	(26,180)	(31,549)	—
—	—	—	—	—	—	—
—	—	3	(2)	(133)	49	—

—	—	(70,669)	(3,732)	(2,094)	(10,450)	—

—	—	90,120	27,541	213,287	121,940	—
—	—	853,744	304,801	1,094,741	1,190,894	—

$—	$—	$943,864	$332,342	$1,308,028	$1,312,834	$—

B-13

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Fund Series I
	1/1/2022 to 4/29/2022	1/1/2022 to 12/31/2023

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,108)	$(1,184)
Net realized gain/(loss) from sale of investments	(1,459,479)	4,761
Reinvested realized gain distributions	1,467,103	80,454
Net change in unrealized appreciation/(depreciation) of investments	(235,061)	(207,921)

Net increase/(decrease) resulting from operations	(228,545)	(123,890)

2022 Policy Transactions
Net policy purchase payments	7,819	7,879
Transfers on account of death, surrenders and withdrawals	(199)	(5,021)
Transfers of policy loans	205	316
Transfers of cost of insurance and policy fees	(17,844)	(13,933)
Transfers between investment divisions, net	(2,155,095)	(3,907)
Transfers–other	57	(4)

Net increase/(decrease) from policy transactions	(2,165,057)	(14,670)

Total Increase/(Decrease) in Net Assets	(2,393,602)	(138,560)
Net Assets at December 31, 2021	2,393,602	400,174

Net Assets at December 31, 2022	$—	$261,614

2023 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$(2,480)
Net realized gain/(loss) from sale of investments	—	(1,529)
Reinvested realized gain distributions	—	7,089
Net change in unrealized appreciation/(depreciation) of investments	—	100,423

Net increase/(decrease) resulting from operations	—	103,503

2023 Policy Transactions
Net policy purchase payments	—	6,673
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	96
Transfers of cost of insurance and policy fees	—	(14,598)
Transfers between investment divisions, net	—	—
Transfers–other	—	(13)

Net increase/(decrease) from policy transactions	—	(7,842)

Total Increase/(Decrease) in Net Assets	—	95,661
Net Assets at December 31, 2022	—	261,614

Net Assets at December 31, 2023	$—	$357,275

See notes to financial statements.

B-14

Investment Options
Invesco V.I. Equity & Income Fund Series I	Invesco V.I. Core Equity Fund Series I	AB VPS Relative Value Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B	AB Sustainable Global Thematic Portfolio Class B	American Century VP International Fund Class I	American Century VP Value Fund Class I

1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023

$726	$4,399	$3,404	$(209)	$147	$2,313	$3,282
606	(15,922)	2,485	4,017	(100)	1,526	4,856
7,914	198,452	106,200	12,662	3,959	31,463	17,335
(14,731)	(506,397)	(145,854)	(55,254)	(15,788)	(101,474)	(25,214)

(5,485)	(319,468)	(33,765)	(38,784)	(11,782)	(66,172)	259

3,828	25,158	21,295	1,748	6,185	4,623	17,666
(24,720)	(37,298)	—	—	—	—	—
828	28,872	(51)	(13,125)	—	(112)	(27)
(4,346)	(47,624)	(19,272)	(1,275)	(4,636)	(8,375)	(18,126)
1,646	—	—	—	—	—	—
569	913	(46)	2	(200)	202	(200)

(22,195)	(29,979)	1,926	(12,650)	1,349	(3,662)	(687)

(27,680)	(349,447)	(31,839)	(51,434)	(10,433)	(69,834)	(428)
85,087	1,526,330	679,609	139,525	43,405	262,764	221,859

$57,407	$1,176,883	$647,770	$88,091	$32,972	$192,930	$221,431

$716	$631	$3,291	$(1,103)	$(395)	$1,414	$3,708
(802)	(48,934)	(19,651)	217	(878)	2,271	6,830
3,219	27,538	38,178	7,876	2,418	—	17,308
2,494	273,836	12,284	23,531	3,641	19,039	(10,233)

5,627	253,071	34,102	30,521	4,786	22,724	17,613

3,008	25,694	16,834	2,033	3,242	4,207	11,560
—	(15,070)	(481,305)	—	—	—	(12,897)
157	(147,167)	(55)	2,276	—	(131)	(29)
(3,611)	(51,068)	(19,171)	(1,316)	(2,391)	(9,112)	(12,260)
—	—	—	—	—	—	—
1	1,175	(12)	2	2	225	120

(445)	(186,436)	(483,709)	2,995	853	(4,811)	(13,506)

5,182	66,635	(449,607)	33,516	5,639	17,913	4,107
57,407	1,176,883	647,770	88,091	32,972	192,930	221,431

$62,589	$1,243,518	$198,163	$121,607	$38,611	$210,843	$225,538

B-15

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Equity-Income Portfolio Initial Class
	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$(849)	$6,331
Net realized gain/(loss) from sale of investments	16,343	3,577
Reinvested realized gain distributions	68,235	15,884
Net change in unrealized appreciation/(depreciation) of investments	(571,283)	(53,531)

Net increase/(decrease) resulting from operations	(487,554)	(27,739)

2022 Policy Transactions
Net policy purchase payments	19,048	15,695
Transfers on account of death, surrenders and withdrawals	(80,768)	—
Transfers of policy loans	(157)	(163)
Transfers of cost of insurance and policy fees	(30,513)	(16,659)
Transfers between investment divisions, net	1,646	(18,897)
Transfers–other	1,142	(28)

Net increase/(decrease) from policy transactions	(89,602)	(20,052)

Total Increase/(Decrease) in Net Assets	(577,156)	(47,791)
Net Assets at December 31, 2021	1,851,335	517,089

Net Assets at December 31, 2022	$1,274,179	$469,298

2023 Increase/(Decrease) from Operations
Net investment income/(expense)	$(2,168)	$5,278
Net realized gain/(loss) from sale of investments	24,275	9,919
Reinvested realized gain distributions	51,358	12,172
Net change in unrealized appreciation/(depreciation) of investments	333,845	13,659

Net increase/(decrease) resulting from operations	407,310	41,028

2023 Policy Transactions
Net policy purchase payments	18,575	13,537
Transfers on account of death, surrenders and withdrawals	(68,754)	(70,650)
Transfers of policy loans	(1,299)	475
Transfers of cost of insurance and policy fees	(31,898)	(14,749)
Transfers between investment divisions, net	—	—
Transfers–other	511	639

Net increase/(decrease) from policy transactions	(82,865)	(70,748)

Total Increase/(Decrease) in Net Assets	324,445	(29,720)
Net Assets at December 31, 2022	1,274,179	469,298

Net Assets at December 31, 2023	$1,598,624	$439,578

See notes to financial statements.

B-16

Investment Options
Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Janus Henderson Enterprise Portfolio Institutional Shares	Janus Henderson Forty Portfolio Institutional Shares	Janus Henderson Research Portfolio Institutional Shares

1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023

$(6,485)	$5,689	$43,166	$1,334	$(1,400)	$(867)	$889
53,574	(3,252)	199,169	—	8,295	307	3,431
242,088	—	37,886	—	118,537	51,107	79,328
(941,447)	(18,867)	(1,355,219)	—	(267,080)	(201,895)	(261,922)

(652,270)	(16,430)	(1,074,998)	1,334	(141,648)	(151,348)	(178,274)

26,859	6,184	85,593	20,250	13,839	7,097	6,962
(79,400)	(22,351)	(159,921)	—	(14,415)	(13,598)	—
(121)	412	28,699	(3,274)	(8,523)	377	(222)
(41,801)	(4,628)	(141,822)	(12,874)	(17,436)	(5,427)	(7,279)
—	—	58,193	1,646	—	—	—
1,787	29	(145)	29	(57)	(50)	(42)

(92,676)	(20,354)	(129,403)	5,777	(26,592)	(11,601)	(581)

(744,946)	(36,784)	(1,204,401)	7,111	(168,240)	(162,949)	(178,855)
1,741,450	151,369	5,744,221	200,963	866,242	445,963	587,948

$996,504	$114,585	$4,539,820	$208,074	$698,002	$283,014	$409,093

$(7,770)	$6,164	$42,326	$8,460	$(3,533)	$(1,803)	$(2,926)
37,342	(497)	246,910	—	4,656	4,343	3,958
—	—	45,582	—	51,005	—	—
403,767	5,638	789,127	—	67,899	107,324	172,018

433,339	11,305	1,123,945	8,460	120,027	109,864	173,050

19,409	6,336	71,987	19,322	12,558	5,170	7,337
(67,898)	—	(193,447)	(487)	(4,305)	(13,207)	—
(145)	(58)	(829)	1,293	1,279	626	(246)
(33,985)	(4,936)	(139,178)	(13,048)	(18,395)	(5,865)	(8,042)
—	—	—	—	—	—	—
2,355	(1)	1,154	(2)	21	(6)	(7)

(80,264)	1,341	(260,313)	7,078	(8,842)	(13,282)	(958)

353,075	12,646	863,632	15,538	111,185	96,582	172,092
996,504	114,585	4,539,820	208,074	698,002	283,014	409,093

$1,349,579	$127,231	$5,403,452	$223,612	$809,187	$379,596	$581,185

B-17

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Janus Henderson Global Research Portfolio Institutional Shares	MFS Total Return Bond Series Initial Class
	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$6,759	$2,202
Net realized gain/(loss) from sale of investments	7,867	(391)
Reinvested realized gain distributions	65,117	1,035
Net change in unrealized appreciation/(depreciation) of investments	(225,424)	(16,212)

Net increase/(decrease) resulting from operations	(145,681)	(13,366)

2022 Policy Transactions
Net policy purchase payments	14,301	5,055
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	1,069	322
Transfers of cost of insurance and policy fees	(8,516)	(3,558)
Transfers between investment divisions, net	—	4,937
Transfers–other	(101)	1,222

Net increase/(decrease) from policy transactions	6,753	7,978

Total Increase/(Decrease) in Net Assets	(138,928)	(5,388)
Net Assets at December 31, 2021	731,588	89,176

Net Assets at December 31, 2022	$592,660	$83,788

2023 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,786	$1,151
Net realized gain/(loss) from sale of investments	12,325	(5,991)
Reinvested realized gain distributions	18,492	—
Net change in unrealized appreciation/(depreciation) of investments	119,865	8,927

Net increase/(decrease) resulting from operations	152,468	4,087

2023 Policy Transactions
Net policy purchase payments	14,255	3,079
Transfers on account of death, surrenders and withdrawals	(15,551)	(35,991)
Transfers of policy loans	703	(55)
Transfers of cost of insurance and policy fees	(7,874)	(2,833)
Transfers between investment divisions, net	—	—
Transfers–other	(141)	1,297

Net increase/(decrease) from policy transactions	(8,608)	(34,503)

Total Increase/(Decrease) in Net Assets	143,860	(30,416)
Net Assets at December 31, 2022	592,660	83,788

Net Assets at December 31, 2023	$736,520	$53,372

See notes to financial statements.

B-18

Investment Options
MFS Growth Series Initial Class	MFS Investors Trust Series Initial Class	MFS New Discovery Series Initial Class	MFS Research Series Initial Class	MFS Total Return Series Initial Class	Guardian All Cap Core VIP Fund	Guardian Core Fixed Income VIP Fund

1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	1/1/2022 to 12/31/2023	4/29/2022 to 12/31/2023	4/29/2022 to 12/31/2023

$(10,340)	$914	$(274)	$275	$6,662	$(3,858)	$(1,244)
44,117	8,741	(248)	882	1,986	(1,423)	(187)
209,466	114,534	45,010	1,336	50,442	—	—
(1,010,449)	(298,175)	(101,936)	(4,466)	(126,527)	(47,533)	(12,312)

(767,206)	(173,986)	(57,448)	(1,973)	(67,437)	(52,814)	(13,743)

28,524	18,862	9,642	—	21,609	17,629	7,000
(25,554)	—	—	—	(45,515)	(8,439)	—
10,835	330	(193)	—	394	1,435	709
(50,169)	(35,264)	(6,967)	(1,314)	(26,435)	(23,361)	(9,704)
(8,708)	(4,443)	—	—	—	1,011,405	320,270
7,685	(42)	(82)	1	4,962	(114)	81

(37,387)	(20,557)	2,400	(1,313)	(44,985)	998,555	318,356

(804,593)	(194,543)	(55,048)	(3,286)	(112,422)	945,741	304,613
2,405,591	1,030,835	190,104	11,406	662,913	—	—

$1,600,998	$836,292	$135,056	$8,120	$550,491	$945,741	$304,613

$(11,541)	$734	$(1,026)	$(317)	$7,735	$(6,236)	$(1,963)
62,636	9,976	(21,749)	(512)	(2,730)	14,924	(588)
143,377	48,766	—	512	23,347	—	—
352,200	88,869	39,521	1,893	23,544	185,911	17,050

546,672	148,345	16,746	1,576	51,896	194,599	14,499

28,522	18,699	7,970	—	21,058	24,725	10,706
(61,963)	(24,126)	(27,071)	—	(20,390)	(103,781)	(5,494)
(42,710)	(661)	(191)	(65)	75	(76,341)	6,256
(54,192)	(36,963)	(5,563)	(1,471)	(27,520)	(32,344)	(14,840)
—	—	—	—	—	—	—
9,248	25	(314)	—	5,123	692	135

(121,095)	(43,026)	(25,169)	(1,536)	(21,654)	(187,049)	(3,237)

425,577	105,319	(8,423)	40	30,242	7,550	11,262
1,600,998	836,292	135,056	8,120	550,491	945,741	304,613

$2,026,575	$941,611	$126,633	$8,160	$580,733	$953,291	$315,875

B-19

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Guardian Short Duration Bond VIP Fund	Guardian Balanced Allocation VIP Fund
	4/29/2022 to 12/31/2023	4/29/2022 to 12/31/2023

2022 Increase/(Decrease) from Operations
Net investment income/(expense)	$(201)	$(8,233)
Net realized gain/(loss) from sale of investments	(55)	(4,908)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(1,102)	(110,926)

Net increase/(decrease) resulting from operations	(1,358)	(124,067)

2022 Policy Transactions
Net policy purchase payments	5,746	18,719
Transfers on account of death, surrenders and withdrawals	—	(60,645)
Transfers of policy loans	(492)	2,895
Transfers of cost of insurance and policy fees	(2,842)	(40,634)
Transfers between investment divisions, net	49,633	2,155,095
Transfers–other	2	63

Net increase/(decrease) from policy transactions	52,047	2,075,493

Total Increase/(Decrease) in Net Assets	50,689	1,951,426
Net Assets at December 31, 2021	—	—

Net Assets at December 31, 2022	$50,689	$1,951,426

2023 Increase/(Decrease) from Operations
Net investment income/(expense)	$(326)	$(12,493)
Net realized gain/(loss) from sale of investments	(114)	5,760
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,141	331,211

Net increase/(decrease) resulting from operations	1,701	324,478

2023 Policy Transactions
Net policy purchase payments	8,747	30,595
Transfers on account of death, surrenders and withdrawals	(5,989)	(64,414)
Transfers of policy loans	(526)	(52,356)
Transfers of cost of insurance and policy fees	(4,076)	(57,834)
Transfers between investment divisions, net	—	—
Transfers–other	(6)	1,447

Net increase/(decrease) from policy transactions	(1,850)	(142,562)

Total Increase/(Decrease) in Net Assets	(149)	181,916
Net Assets at December 31, 2022	50,689	1,951,426

Net Assets at December 31, 2023	$50,540	$2,133,342

See notes to financial statements.

B-20

THE GUARDIAN SEPARATE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS (December 31, 2023)

NOTE 1 — ORGANIZATION

The Guardian Separate Account M (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on January 29, 1998, and commenced operations on February 6, 1998. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policy owner may transfer his or her policy value among the thirty-four investment options within the Account, or FRO. However, a policy owner may only invest in up to seven investment options, including FRO, at any time.

The thirty-four investment divisions of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

Victory RS Large Cap Alpha VIP Series

Victory 500 Index VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory RS Small Cap Growth Equity VIP Series

Gabelli Capital Asset Fund

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Equity and Income Fund Series I

Invesco V.I. Core Equity Fund Series I

AB VPS Relative Value Portfolio Class B
(formerly AB VPS Growth and Income Portfolio Class B)

AB VPS Large Cap Growth Portfolio Class B

AB Sustainable Global Thematic Portfolio Class B

American Century VP International Fund Class I

American Century VP Value Fund Class I

Fidelity VIP Contrafund® Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Government Money Market Portfolio Service Class 2

Janus Henderson Enterprise Portfolio Institutional Shares

Janus Henderson Forty Portfolio Institutional Shares

Janus Henderson Research Portfolio Institutional Shares

Janus Henderson Global Research Portfolio Institutional Shares

MFS® Total Return Bond Series Initial Class

MFS® Growth Series Initial Class

MFS® Investors Trust Series Initial Class

MFS® New Discovery Series Initial Class

MFS® Research Series Initial Class

MFS® Total Return Series Initial Class

Guardian All Cap Core VIP Fund

Guardian Core Fixed Income VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Balanced Allocation VIP Fund

The below funds were part of a fund substitution and are no longer available as an investment option under this contract in 2022:

Existing Fund	Replacement Fund	Date
Victory INCORE Low Duration Bond VIP Series	Guardian Short Duration Bond VIP Fund	April 29,2022
Victory INCORE Investment Quality Bond VIP Series	Guardian Core Fixed Income VIP Fund	April 29,2022
Value Line Centurion Fund	Guardian All Cap Core VIP Fund	April 29,2022
Value Line Strategic Asset Management Trust	Guardian Balanced Allocation VIP Fund	April 29,2022

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

B-21

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Assets and related liabilities are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such a guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account.

Investments

(a)	Net proceeds of payments made by policyowners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2023, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little, or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2023, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2023, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $33,194,753.

B-22

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2023, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2023, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Universal Life Insurance policies is based on the 1980 / 2001 / 2017 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 3.0% - 4.0%.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Under the provisions of Section 817(h) of the IRC, a variable life policy will not be treated as a life policy for federal tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-23

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023, were as follows:

	Purchases	Sales
Victory RS Large Cap Alpha VIP Series	$718,512	$1,274,616
Victory 500 Index VIP Series	90,212	311,469
Victory INCORE Low Duration Bond VIP Series	—	—
Victory INCORE Investment Quality Bond VIP Series	—	—
Victory RS International VIP Series	59,412	110,378
Victory Sophus Emerging Markets VIP Series	25,028	20,089
Victory RS Small Cap Growth Equity VIP Series	41,523	50,617
Gabelli Capital Asset Fund	172,363	51,474
Value Line Centurion Fund	—	—
Value Line Strategic Asset Management Trust	—	—
Invesco V.I. American Franchise Fund Series I	13,767	17,521
Invesco V.I. Equity & Income Fund Series I	7,260	3,258
Invesco V.I. Core Equity Fund Series I	55,731	214,095
AB VPS Relative Value Portfolio Class B (formerly AB VPS Growth and Income Portfolio Class B)	60,451	502,938
AB VPS Large Cap Growth Portfolio Class B	12,386	2,516
AB Sustainable Global Thematic Portfolio Class B	5,671	2,389
American Century VP International Fund Class I	6,686	9,634
American Century VP Value Fund Class I	33,614	26,658
Fidelity VIP Contrafund Portfolio Initial Class	74,166	108,573
Fidelity VIP Equity-Income Portfolio Initial Class	32,169	85,634
Fidelity VIP Growth Opportunities Portfolio Initial Class	15,198	102,464
Fidelity VIP High Income Portfolio Initial Class	13,274	5,874
Fidelity VIP Index 500 Portfolio Initial Class	188,326	361,139
Fidelity VIP Government Money Market Portfolio Service Class 2	29,502	14,552
Janus Henderson Enterprise Portfolio Institutional Shares	65,297	26,907
Janus Henderson Forty Portfolio Institutional Shares	6,137	20,763
Janus Henderson Research Portfolio Institutional Shares	7,766	12,004
Janus Henderson Global Research Portfolio Institutional Shares	39,196	27,141
MFS Total Return Bond Series Initial Class	5,398	39,235
MFS Growth Series Initial Class	166,156	155,874
MFS Investors Trust Series Initial Class	69,480	63,402
MFS New Discovery Series Initial Class	7,812	33,981
MFS Research Series Initial Class	560	1,536
MFS Total Return Series Initial Class	57,715	48,812
Guardian All Cap Core VIP Fund	17,434	211,484
Guardian Core Fixed Income VIP Fund	12,990	18,227
Guardian Short Duration Bond VIP Fund	8,547	10,397
Guardian Balanced Allocation VIP Fund	21,172	175,734

Total	$2,140,914	$4,121,385

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts, through a reduction of the unit value, a daily charge from the net assets of the Account that, on an annual basis, is equal to a rate of .90% (reduced to .60% after the policy’s 20th anniversary).

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance inforce, as compensation for the anticipated cost of paying death benefits.

B-24

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

b)	Policy and administrative fees, which vary with the face amount, age of the insured or duration of the contract.

c)	An annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2023 and 2022, contractual charges amounted to $1,014,676 and $1,026,706, respectively, which are reflected in “Transfer of cost of insurance and policy fees” in the Statement of Changes in Net Assets.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, that are attributable to the Account.

GIAC has administrative service fee agreements with Victory Capital Management Inc, Gabelli Capital Asset Fund, Invesco Advisors, Inc., AllianceBernstein LP., American Century Investment Management, Inc., Fidelity Management & Research Company, Janus Henderson Group PLC, and Massachusetts Financial Services Company, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets. These fees are borne and paid to GIAC by investment advisers, and therefore, are not recorded in the financial statements of the Fund.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities. The income earned on the amounts retained by GIAC in the Account is reflected in “Mortality and expense risk charges” in the Statements of Operations.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2023 and 2022, were as follows:

	2023			2022
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Victory RS Large Cap Alpha VIP Series	5,650	36,568	(30,918)	9,164	21,605	(12,441)
Victory 500 Index VIP Series	544	8,638	(8,094)	1,187	418	769
Victory INCORE Low Duration Bond VIP Series	—	—	—	1,454	5,113	(3,659)
Victory INCORE Investment Quality Bond VIP Series	—	—	—	316	15,141	(14,825)
Victory RS International VIP Series	930	3,345	(2,415)	1,426	2,621	(1,195)
Victory Sophus Emerging Markets VIP Series	355	445	(90)	560	1,418	(858)
Victory RS Small Cap Growth Equity VIP Series	675	715	(40)	750	1,028	(278)
Gabelli Capital Asset Fund	401	595	(194)	508	1,434	(926)
Value Line Centurion Fund	—	—	—	328	28,640	(28,312)
Value Line Strategic Asset Management Trust	18	18	—	156	42,065	(41,909)
Invesco V.I. American Franchise Fund Series I	198	406	(208)	248	643	(395)
Invesco V.I. Equity & Income Fund Series I	168	192	(24)	335	1,451	(1,116)
Invesco V.I. Core Equity Fund Series I	798	6,215	(5,417)	1,881	2,831	(950)
AB VPS Relative Value Portfolio Class B (formerly AB VPS Growth and Income Portfolio Class B)	453	13,521	(13,068)	601	542	59
AB VPS Large Cap Growth Portfolio Class B	89	31	58	48	282	(234)
AB Sustainable Global Thematic Portfolio Class B	114	90	24	227	165	62
American Century VP International Fund Class I	181	380	(199)	206	366	(160)
American Century VP Value Fund Class I	233	508	(275)	382	388	(6)
Fidelity VIP Contrafund Portfolio Initial Class	395	2,022	(1,627)	490	2,419	(1,929)
Fidelity VIP Equity-Income Portfolio Initial Class	375	2,113	(1,738)	499	978	(479)
Fidelity VIP Growth Opportunities Portfolio Initial Class	392	1,831	(1,439)	562	2,220	(1,658)

B-25

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

	2023			2022
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Fidelity VIP High Income Portfolio Initial Class	331	262	69	353	1,375	(1,022)
Fidelity VIP Index 500 Portfolio Initial Class	1,378	6,317	(4,939)	3,706	6,473	(2,767)
Fidelity VIP Government Money Market Portfolio Service Class 2	1,733	1,153	580	1,899	1,414	485
Janus Henderson Enterprise Portfolio Institutional Shares	506	837	(331)	538	1,537	(999)
Janus Henderson Forty Portfolio Institutional Shares	135	421	(286)	195	519	(324)
Janus Henderson Research Portfolio Institutional Shares	288	321	(33)	291	321	(30)
Janus Henderson Global Research Portfolio Institutional Shares	884	1,432	(548)	991	548	443
MFS Total Return Bond Series Initial Class	192	1,713	(1,521)	498	160	338
MFS Growth Series Initial Class	623	2,554	(1,931)	893	1,542	(649)
MFS Investors Trust Series Initial Class	438	1,450	(1,012)	483	972	(489)
MFS New Discovery Series Initial Class	226	945	(719)	272	201	71
MFS Research Series Initial Class	—	49	(49)	—	44	(44)
MFS Total Return Series Initial Class	712	1,303	(591)	735	1,982	(1,247)
Guardian All Cap Core VIP Fund	2,468	19,940	(17,472)	103,862	4,077	99,785
Guardian Core Fixed Income VIP Fund	1,826	2,185	(359)	32,829	1,003	31,826
Guardian Short Duration Bond VIP Fund	890	1,079	(189)	5,548	339	5,209
Guardian Balanced Allocation VIP Fund	3,382	17,235	(13,853)	217,818	10,697	207,121

NOTE 6 — FINANCIAL HIGHLIGHTS

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyowner accounts through redemption of units.

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Victory RS Large Cap Alpha VIP Series
2023	181,251	$39.36	$7,133,599	0.60%	1.26%	13.01%
2022	212,169	34.83	7,389,358	0.60%	1.39%	-4.91%
2021	224,610	36.63	8,226,423	0.60%	1.11%	22.75%
2020	236,933	29.84	7,069,502	0.90%	1.36%	-1.31%
2019	261,928	30.23	7,918,967	0.90%	1.04%	29.98%

Victory 500 Index VIP Series
2023	20,645	$39.52	$815,955	0.60%	1.20%	26.18%
2022	28,739	31.32	900,197	0.60%	1.28%	-19.84%
2021	27,970	39.08	1,092,964	0.60%	1.29%	26.67%
2020	28,442	30.85	877,426	0.90%	2.13%	19.09%
2019	28,051	25.90	726,648	0.90%	2.10%	29.87%

Victory INCORE Low Duration Bond VIP Series(6)
2023	—	$—	$—	—	—	—
2022	—	—	—	—	—	—
2021	3,659	13.53	49,503	0.60%	1.71%	0.39%
2020	3,356	13.48	45,222	0.90%	2.60%	3.43%
2019	3,192	13.03	41,587	0.90%	2.02%	2.86%

B-26

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Victory INCORE Investment Quality Bond VIP Series(6)
2023	—	$—	$—	—	—	—
2022	—	—	—	—	—	—
2021	14,825	24.79	367,505	0.60%	1.65%	-0.82%
2020	21,329	24.99	533,079	0.90%	3.73%	7.40%
2019	15,969	23.27	371,592	0.90%	2.86%	6.75%

Victory RS International VIP Series
2023	30,532	$30.91	$943,864	0.60%	2.69%	19.30%
2022	32,947	25.91	853,744	0.60%	2.77%	-16.32%
2021	34,142	30.97	1,057,227	0.60%	1.87%	13.68%
2020	34,826	27.24	948,644	0.90%	2.79%	5.31%
2019	35,737	25.87	924,347	0.90%	2.30%	21.68%

Victory Sophus Emerging Markets VIP Series
2023	7,354	$45.19	$332,342	0.60%	3.28%	10.37%
2022	7,444	40.95	304,801	0.60%	0.81%	-22.93%
2021	8,302	53.13	441,077	0.60%	0.83%	-4.99%
2020	8,758	55.92	489,713	0.90%	1.99%	15.16%
2019	9,677	48.56	469,885	0.90%	1.13%	22.02%

Victory RS Small Cap Growth Equity VIP Series
2023	24,114	$54.24	$1,308,028	0.60%	0.00%	19.68%
2022	24,154	45.32	1,094,741	0.60%	0.00%	-36.74%
2021	24,432	71.65	1,750,506	0.60%	0.00%	-10.97%
2020	24,873	80.47	2,001,662	0.90%	0.00%	36.86%
2019	25,200	58.80	1,481,763	0.90%	0.00%	37.53%

Gabelli Capital Asset Fund
2023	22,664	$57.93	$1,312,834	0.60%	0.51%	11.18%
2022	22,858	52.10	1,190,894	0.60%	0.44%	-13.45%
2021	23,784	60.19	1,431,649	0.60%	0.48%	19.76%
2020	24,057	50.26	1,209,160	0.90%	0.17%	5.42%
2019	25,419	47.68	1,211,938	0.90%	0.34%	18.43%

Value Line Centurion Fund(6)
2023	—	$—	$—	—	—	—
2022	—	—	—	—	—	—
2021	28,312	39.28	1,112,033	0.60%	0.02%	18.95%
2020	33,586	33.02	1,109,010	0.90%	0.08%	16.53%
2019	39,444	28.34	1,117,693	0.90%	0.06%	31.87%

Value Line Strategic Asset Management Trust(6)
2023	—	$—	$—	—	—	—
2022	—	—	—	—	—	—
2021	41,909	57.11	2,393,602	0.60%	0.31%	15.17%
2020	44,765	49.59	2,219,984	0.90%	0.48%	16.96%
2019	49,157	42.40	2,084,334	0.90%	0.65%	26.49%

Invesco V.I. American Franchise Fund Series I
2023	8,118	$44.01	$357,275	0.60%	0.00%	40.08%
2022	8,326	31.42	261,614	0.60%	0.00%	-31.53%
2021	8,721	45.89	400,174	0.60%	0.00%	11.25%
2020	8,913	41.24	367,600	0.90%	0.07%	41.12%
2019	10,040	29.23	293,437	0.90%	0.00%	35.53%

Invesco V.I. Equity & Income Fund Series I
2023	3,052	$20.51	$62,589	0.60%	2.05%	9.89%
2022	3,076	18.66	57,407	0.60%	1.59%	-8.07%
2021	4,192	20.30	85,087	0.60%	3.78%	13.30%
2020	4,110	17.92	73,634	0.90%	2.14%	-2.35%
2019	4,715	18.35	86,504	0.90%	1.35%	17.52%

B-27

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Invesco V.I. Core Equity Fund Series I
2023	33,741	$36.85	$1,243,518	0.60%	0.68%	22.62%
2022	39,158	30.06	1,176,883	0.60%	0.92%	-21.02%
2021	40,108	38.06	1,526,330	0.60%	0.67%	26.97%
2020	40,005	29.97	1,199,026	0.90%	1.27%	12.86%
2019	46,520	26.56	1,235,383	0.90%	0.96%	27.80%

AB VPS Relative Value Portfolio Class B (formerly AB VPS Growth and Income Portfolio Class B)(4)
2023	4,969	$39.88	$198,163	0.60%	1.42%	11.05%
2022	18,037	35.91	647,770	0.60%	1.11%	-4.99%
2021	17,978	37.80	679,609	0.60%	0.64%	27.07%
2020	19,856	29.75	590,684	0.90%	1.34%	1.58%
2019	20,904	29.29	612,187	0.90%	1.04%	22.50%

AB VPS Large Cap Growth Portfolio Class B
2023	1,964	$61.92	$121,607	0.60%	0.00%	33.98%
2022	1,906	46.21	88,091	0.60%	0.00%	-29.12%
2021	2,140	65.20	139,525	0.60%	0.00%	27.88%
2020	3,144	50.98	160,311	0.90%	0.00%	33.97%
2019	3,114	38.05	118,504	0.90%	0.00%	33.16%

AB VPS Global Thematic Growth Portfolio Class B
2023	1,347	$28.66	$38,611	0.60%	0.03%	15.01%
2022	1,323	24.92	32,972	0.60%	0.00%	-27.60%
2021	1,261	34.42	43,405	0.60%	0.00%	21.84%
2020	721	28.25	20,362	0.90%	0.46%	37.87%
2019	736	20.49	15,081	0.90%	0.13%	28.61%

AB VPS Value Portfolio Class B(4)
2023	—	$—	$—	—	—	—
2022	—	—	—	—	—	—
2021	—	—	—	—	—	—
2020	—	—	—	—	—	—
2019	—	—	—	—	—	—

American Century VP International Fund Class I
2023	8,360	$25.22	$210,843	0.60%	1.38%	11.90%
2022	8,559	22.54	192,930	0.60%	1.46%	-25.21%
2021	8,719	30.14	262,764	0.60%	0.16%	8.10%
2020	9,262	27.88	258,201	0.90%	0.48%	24.79%
2019	9,363	22.34	209,177	0.90%	0.86%	27.26%

American Century VP Value Fund Class I
2023	4,255	$53.01	$225,538	0.60%	2.38%	8.44%
2022	4,530	48.88	221,431	0.60%	2.11%	-0.06%
2021	4,536	48.91	221,859	0.60%	1.85%	23.76%
2020	4,417	39.52	174,588	0.90%	2.34%	0.10%
2019	4,454	39.48	175,871	0.90%	2.11%	25.89%

Fidelity VIP Contrafund Portfolio Initial Class
2023	28,400	$56.29	$1,598,624	0.60%	0.49%	32.65%
2022	30,027	42.43	1,274,179	0.60%	0.50%	-26.76%
2021	31,956	57.93	1,851,335	0.60%	0.06%	27.07%
2020	36,631	45.59	1,670,140	0.90%	0.25%	29.43%
2019	37,949	35.23	1,336,787	0.90%	0.46%	30.39%

Fidelity VIP Equity-Income Portfolio Initial Class
2023	9,976	$44.06	$439,578	0.60%	1.82%	9.98%
2022	11,714	40.06	469,298	0.60%	1.92%	-5.53%
2021	12,193	42.41	517,089	0.60%	1.93%	24.14%
2020	12,268	34.16	419,089	0.90%	1.86%	5.77%
2019	12,386	32.30	400,029	0.90%	2.04%	26.30%

B-28

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

Fidelity VIP Growth Opportunities Portfolio Initial Class
2023	20,857	$64.71	$1,349,579	0.60%	0.00%	44.78%
2022	22,296	44.69	996,504	0.60%	0.00%	-38.52%
2021	23,954	72.70	1,741,450	0.60%	0.00%	11.27%
2020	23,854	65.34	1,558,480	0.90%	0.01%	67.19%
2019	26,764	39.08	1,045,878	0.90%	0.15%	39.57%

Fidelity VIP High Income Portfolio Initial Class
2023	6,310	$20.16	$127,231	0.60%	5.87%	9.81%
2022	6,241	18.36	114,585	0.60%	5.00%	-11.91%
2021	7,263	20.84	151,369	0.60%	5.49%	3.78%
2020	7,107	20.08	142,730	0.90%	5.06%	1.85%
2019	7,487	19.72	147,622	0.90%	5.34%	14.07%

Fidelity VIP Index 500 Portfolio Initial Class
2023	91,675	$58.94	$5,403,452	0.60%	1.46%	25.44%
2022	96,614	46.99	4,539,820	0.60%	1.47%	-18.70%
2021	99,381	57.80	5,744,221	0.60%	1.26%	27.81%
2020	106,560	45.22	4,819,176	0.90%	1.74%	17.21%
2019	118,494	38.58	4,571,975	0.90%	1.97%	30.17%

Fidelity VIP Government Money Market Portfolio Service Class 2
2023	17,926	$12.47	$223,612	0.60%	4.54%	3.99%
2022	17,346	12.00	208,074	0.60%	1.27%	0.64%
2021	16,861	11.92	200,963	0.60%	0.01%	-0.60%
2020	13,838	11.99	165,935	0.90%	0.24%	-0.64%
2019	13,501	12.07	162,935	0.90%	1.78%	0.84%

Janus Henderson Enterprise Portfolio Institutional Shares
2023	26,729	$30.27	$809,187	0.60%	0.16%	17.36%
2022	27,060	25.79	698,002	0.60%	0.37%	-16.44%
2021	28,059	30.87	866,242	0.60%	0.32%	16.13%
2020	35,097	26.58	933,007	0.90%	0.11%	18.44%
2019	36,855	22.45	827,237	0.90%	0.19%	34.27%

Janus Henderson Forty Portfolio Institutional Shares
2023	7,669	$49.50	$379,596	0.60%	0.19%	39.12%
2022	7,955	35.58	283,014	0.60%	0.19%	-33.95%
2021	8,279	53.86	445,963	0.60%	0.48%	22.16%
2020	8,777	44.09	387,028	0.90%	0.71%	38.19%
2019	9,377	31.91	299,205	0.90%	0.14%	35.93%

Janus Henderson Research Portfolio Institutional Shares
2023	19,202	$30.27	$581,185	0.60%	0.14%	42.31%
2022	19,235	21.27	409,093	0.60%	0.71%	-30.31%
2021	19,265	30.52	587,948	0.60%	0.10%	19.61%
2020	19,157	25.52	488,796	0.90%	0.54%	31.80%
2019	18,983	19.36	367,501	0.90%	0.46%	34.30%

Janus Henderson Global Research Portfolio Institutional Shares
2023	39,048	$18.86	$736,520	0.60%	0.93%	26.02%
2022	39,596	14.97	592,660	0.60%	1.63%	-19.90%
2021	39,153	18.69	731,588	0.60%	0.53%	17.38%
2020	38,644	15.92	615,155	0.90%	0.82%	19.02%
2019	40,649	13.37	543,676	0.90%	1.01%	27.88%

MFS Total Return Bond Series Initial Class
2023	2,252	$23.70	$53,372	0.60%	2.53%	6.74%
2022	3,773	22.21	83,788	0.60%	2.84%	-14.45%
2021	3,435	25.96	89,176	0.60%	2.81%	-1.41%
2020	3,230	26.33	85,042	0.90%	3.51%	7.53%
2019	3,387	24.49	82,938	0.90%	3.44%	9.21%

B-29

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $

MFS Growth Series Initial Class
2023	28,868	$70.20	$2,026,575	0.60%	0.00%	35.05%
2022	30,799	51.98	1,600,998	0.60%	0.00%	-32.05%
2021	31,448	76.50	2,405,591	0.60%	0.00%	22.79%
2020	32,913	62.30	2,050,361	0.90%	0.00%	30.71%
2019	39,070	47.66	1,862,055	0.90%	0.00%	36.91%

MFS Investors Trust Series Initial Class
2023	20,083	$46.89	$941,611	0.60%	0.72%	18.27%
2022	21,095	39.64	836,292	0.60%	0.67%	-16.99%
2021	21,584	47.76	1,030,835	0.60%	0.62%	26.05%
2020	22,211	37.89	841,524	0.90%	0.61%	12.88%
2019	24,848	33.57	834,013	0.90%	0.69%	30.40%

MFS New Discovery Series Initial Class
2023	3,376	$37.51	$126,633	0.60%	0.00%	13.73%
2022	4,095	32.98	135,056	0.60%	0.00%	-30.18%
2021	4,024	47.24	190,104	0.60%	0.00%	1.19%
2020	4,839	46.68	225,884	0.90%	0.00%	44.62%
2019	4,832	32.28	155,990	0.90%	0.00%	40.43%

MFS Research Series Initial Class
2023	230	$35.41	$8,160	0.60%	0.51%	21.68%
2022	279	29.10	8,120	0.60%	0.48%	-17.71%
2021	323	35.36	11,406	0.60%	0.54%	24.05%
2020	357	28.50	10,188	0.90%	0.72%	15.58%
2019	403	24.66	9,927	0.90%	0.69%	31.75%

MFS Total Return Series Initial Class
2023	14,558	$39.89	$580,733	0.60%	2.04%	9.78%
2022	15,149	36.34	550,491	0.60%	1.73%	-10.12%
2021	16,396	40.43	662,913	0.60%	1.78%	13.43%
2020	17,606	35.64	627,528	0.90%	2.29%	8.86%
2019	17,703	32.74	579,660	0.90%	2.34%	19.30%

Guardian All Cap CoreVIP Fund(5)
2023	82,313	$11.58	$953,291	0.60%	0.00%	22.19%
2022	99,785	9.48	945,741	0.60%	0.00%	-5.22%

Guardian Core Fixed Income VIP Fund(5)
2023	31,467	$10.04	$315,875	0.60%	0.00%	4.88%
2022	31,826	9.57	304,613	0.60%	0.00%	-4.29%

Guardian Short Duration Bond VIP Fund(5)
2023	5,020	$10.07	$50,540	0.60%	0.00%	3.47%
2022	5,209	9.73	50,689	0.60%	0.00%	-2.70%

Guardian Balanced Allocation VIP Fund(5)
2023	193,268	$11.04	$2,133,342	0.60%	0.00%	17.16%
2022	207,121	9.42	1,951,426	0.60%	0.00%	-5.78%

(1)	These amounts represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.

B-30

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (continued)

(3)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.
(4)	As of April 26, 2019, the AB VPS Value Portfolio Class B was merged and no longer available as an investment allocation option under this contract. After the merger, any accumulation value remaining in the AB VPS Value Portfolio Class B was transferred to the AB VPS Growth and Income Portfolio Class B.
(5)	Portfolio commenced operations April 29, 2022.
(6)	As of April 29, 2022, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquidated funds were transferred to each respective Guardian VIP Fund. The expense ratio, investment income ratio and total returns were not applicable as of December 31, 2022 as a result of liquidation.

B-31

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Policyowners of The Guardian Separate Account M

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment options of The Guardian Separate Account M indicated in the table below as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account M as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Victory RS Large Cap Alpha VIP Series(1)

Victory 500 Index VIP Series(1)

Victory INCORE Low Duration Bond VIP Series(3)

Victory INCORE Investment Quality Bond VIP Series(3)

Victory RS International VIP Series(1)

Victory Sophus Emerging Markets VIP Series(1)

Victory RS Small Cap Growth Equity VIP Series(1)

Gabelli Capital Asset Fund(1)

Value Line Centurion Fund(3)

Value Line Strategic Asset Management Trust(3)

Invesco V.I. American Franchise Fund Series I(1)

Invesco V.I. Equity & Income Fund Series I(1)

Invesco V.I. Core Equity Fund Series I(1)

AB VPS Relative Value Portfolio Class B (formerly AB VPS Growth and Income Portfolio Class B)(1)

AB VPS Large Cap Growth Portfolio Class B(1)

AB Sustainable Global Thematic Portfolio Class B(1)

American Century VP International Fund Class I(1)

American Century VP Value Fund Class I(1)

Fidelity VIP Contrafund® Portfolio Initial Class(1)

Fidelity VIP Equity-Income Portfolio Initial Class(1)

Fidelity VIP Growth Opportunities Portfolio Initial Class(1)

Fidelity VIP High Income Portfolio Initial Class(1)

Fidelity VIP Index 500 Portfolio Initial Class(1)

Fidelity VIP Government Money Market Portfolio Service Class 2(1)

Janus Henderson Enterprise Portfolio Institutional Shares(1)

Janus Henderson Forty Portfolio Institutional Shares(1)

Janus Henderson Research Portfolio Institutional Shares(1)

Janus Henderson Global Research Portfolio Institutional Shares(1)

MFS® Total Return Bond Series Initial Class(1)

MFS® Growth Series Initial Class(1)

MFS® Investors Trust Series Initial Class(1)

MFS® New Discovery Series Initial Class(1)

MFS® Research Series Initial Class(1)

MFS® Total Return Series Initial Class(1)

Guardian All Cap Core VIP Fund(2)

Guardian Core Fixed Income VIP Fund(2)

Guardian Short Duration Bond VIP Fund(2)

Guardian Balanced Allocation VIP Fund(2)

1.	Statement of operations for the year ended December 31, 2023, and statement of changes in net assets for the years ended December 31, 2023, and 2022.
2.	Statement of operations for the year ended December 31, 2023, and statement of changes in net assets for the year ended December 31, 2023, and the period April 29, 2022 (commencement of operations) through December 31, 2022.
3.	Statement of changes in net assets for the period January 1, 2022, through April 29, 2022 (date of liquidation).

Basis for Opinions

These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc.’s management. Our responsibility is to express an opinion on the financial statements of each of the investment options of The Guardian Separate Account M based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment options of The Guardian Separate Account M in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, www.pwc.com/us

B-32

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 15, 2024

We have served as the auditor of one or more of the investment options of The Guardian Separate Account M since 1998.

B-33

The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Financial Statements, Supplemental

Schedules and Report of Independent Auditors

December 31, 2023, 2022 and 2021

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Balance Sheets

(In Millions)

	As of December 31,
	2023	2022
Admitted assets
Bonds	$3,501	$2,951
Mortgage loans	587	590
Policy loans	79	76
Other invested assets	278	269
Cash, cash equivalents and short—term investments	209	84
Receivable for securities	—	1

Total invested assets	4,654	3,971

Due and accrued investment income	42	33
Net deferred tax asset	33	64
Income tax receivable	12	58
Other assets	21	12
Separate accounts assets	7,040	7,215

Total admitted assets	11,802	$11,353

Liabilities
Reserves for policy benefits, deposit—type contracts and other contract liabilities	$3,906	$3,383
Intercompany borrowed funds	158	74
Asset valuation reserve	74	74
Due to parent and affiliates	17	7
Payable for securities	16	—
Other liabilities	121	60
Transfers from separate account due or accrued	(8)	(11)
Separate accounts liabilities	7,034	7,212

Total liabilities	11,318	10,799
Capital and surplus
Common stock	2	2
Additional paid—in capital and contributed surplus	862	862
Unassigned deficit	(380)	(310)

Total capital and surplus	484	554
Total liabilities, capital and surplus	$11,802	$11,353

See notes to statutory basis financial statements.

B-2

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Operations

(In Millions)

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Premiums and annuity considerations	$707	$(6,984)	$152
Net investment income	164	162	174
Service fees	210	231	277
Reserve adjustments on reinsurance ceded	(1,261)	6,479	(21)
Commissions and expense allowances on reinsurance ceded and other income	134	50	30

Total revenues	(46)	(62)	612

Benefits and expenses
Policyholder benefits	826	420	1,393
Net transfers from separate accounts	(1,067)	(775)	(1,148)
General insurance expenses	68	72	31
Commissions and other expenses	192	143	96

Total benefits and expenses	19	(140)	372

Income/(loss) from operations before federal income taxes and realized capital losses from investments	(65)	78	240
Federal income tax benefit	38	65	2

Income/(loss) from operations, net of federal income taxes and before net realized capital losses	(27)	143	242
Net realized capital losses, net of tax and transfers to IMR	(3)	(218)	(325)

Net Loss	$(30)	$(75)	$(83)

See notes to statutory basis financial statements.

B-3

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Changes in Capital and Surplus

(In Millions)

	For the Years Ended December 31,
	2023	2022	2021
Beginning of year balance	$554	$549	$527
Adjustments to surplus
Net Loss	(30)	(75)	(83)
Change in net unrealized capital gains/(loss), net of tax	(6)	10	66
Change in non-admitted assets	(19)	21	(1)
Change in net deferred taxes	(16)	(28)	22
Change in asset valuation reserve	—	(3)	(16)
Additional paid-in capital and contributed surplus from parent	—	60	20
Change in reserve valuation basis	—	14	14
Other surplus changes	1	—	—
Prior year adjustment	—	6	—

Net adjustments to surplus	(70)	5	22

End of year balance	$484	$554	$549

See notes to statutory basis financial statements.

B-4

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Cash Flows

(In Millions)

	For the Years Ended December 31,
	2023	2022	2021
Cash flows from operating activities
Net premiums and annuity considerations	$709	$(256)	$156
Investment income received	156	167	178
Service fees and other income received	(737)	170	235
Benefits and loss related payments	(494)	(1,130)	(1,431)
Net transfers from separate accounts	1,067	862	1,176
Commissions, expenses and taxes paid	(249)	(201)	(114)
Federal income taxes paid	81	28	(12)
Other	71	84	—

Net cash (used) provided by operating activities	604	(276)	188

Cash flows from investing activities
Proceeds from investments sold or matured:
Bonds	143	649	505
Stocks	—	—	5
Derivatives, brokers and miscellaneous applications	—	—	10
Mortgage loans	28	77	40
Other invested assets	28	11	10

Proceeds from investments sold or matured	199	737	570

Cost of investments acquired:
Bonds	695	337	255
Stocks	—	—	5
Mortgage loans	25	72	45
Other invested assets	27	38	45
Derivatives, brokers and miscellaneous applications	—	194	305

Cost of investments acquired	747	641	655

Net (decrease)/increase in policy loans, net of repayments	3	(3)	2

Net cash provided (used) by investing activities	(551)	99	(87)

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	—	60	20
Intercompany borrowed funds	84	74	—
Net deposits on deposit-type contracts and other insurance liabilities	(12)	(12)	(7)

Net cash provided by financing and miscellaneous activities	72	122	13

Net (decrease)/increase in cash, cash equivalents and short-term investments	125	(55)	114
Cash, cash equivalents and short-term investments, beginning of year	84	139	25

Cash, cash equivalents and short-term investments, end of year	$209	$84	$139

Non-cash Transactions
MODCO Reinsurance - operating activities	$15	$6,736	$(14)
Exchange or Conversion of bonds	56	19	27

Total Non-cash Transactions	71	6,755	13

See notes to statutory basis financial statements.

B-5

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 1—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, variable life and term life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian, or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

The Guardian ultimately controls the following insurance entities:

•	Berkshire Life Insurance Company

•	Park Avenue Life Insurance Company

•	Family Service Life Insurance Company

•	Sentinel American Life Insurance Company

•	First Commonwealth Ltd. Health Services Corp.

•	First Commonwealth of Missouri

•	First Commonwealth Insurance Company

•	First Commonwealth Limited Health Services Corp. of Michigan

•	Avesis Insurance Incorporated

•	Access Dental Plan of Nevada, Inc

•	Access Dental Plan of Utah, Inc

•	Premier Access Insurance Company

•	Managed DentalGuard, Inc, NJ

•	Managed DentalGuard, Inc, TX

On November 1, 2022, GIAC closed on a variable annuity block reinsurance transaction with Talcott Resolution Life Insurance Company (“Talcott”). Under the terms of the indemnity reinsurance transaction, GIAC ceded a 100% quota share of virtually all liabilities related to its variable annuity contracts, including fixed payout options elected by this block after the transaction closing date. The general account liabilities were reinsured on a Coinsurance basis and the separate account liabilities are reinsured on a modified coinsurance basis.

Insurance Separate Accounts:

The Company has fourteen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contract holders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contract holders obligations (See Note 9).

B-6

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Department of Insurance (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2023, 2022, and 2021. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) annuity and certain insurance premiums are recognized as premium income; 9) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between Delaware SAP and GAAP, while not determined are presumed to be material.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

B-7

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $34 million and $16 million at December 31, 2023 and 2022, respectively), consisting principally of deferred tax assets, disallowed interest maintenance reserve asset, uncollected premiums and advances to agents are charged directly to unassigned surplus.

Investments:

See Note 3 and Note 4 regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, mortgage loans and derivatives.

Policy Loans:

Policy loans are stated at unpaid principal balance, have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Other Invested Assets

Other invested assets consist primarily of joint ventures, limited liability companies (LLCs) and other forms of partnerships. These investments are valued at the Company’s share of equity in the partnerships’ LLC or joint ventures’ net assets. All distributions are recorded as income or return of capital based on information received from the partnerships. The change in equity is recorded as unrealized gains (losses) on the Company’s books and is recorded directly to surplus. Other invested assets also include investments in surplus notes which are carried at amortized cost.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments are stated at amortized cost and consist primarily of investments having maturities greater than three months from date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value because of the relatively short period of time between their origination and expected maturity and collectability.

The Company had no restricted cash and no restricted cash equivalents as of December 31, 2023 and 2022.

Other Assets:

Other assets consist primarily of receivables for service fees, mutual fund receivable and receivables related to reinsurance ceded.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2023 the Company had a $2.8 million liability and no liability as of December 31, 2022 for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. There were no related premium tax offsets as of December 31, 2023 and 2022, respectively.

B-8

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract and Policy Reserves:

The estimated fair value of contract holder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.45% to 4.25%
Dollar Cost Averaging	1.00% to 3.00%
Variable Life	1.50% to 4.10%
Group Universal Life	4.00% to 4.60%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 5.00%
Fixed Indexed Annuity	2.35% to 4.70%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	1.00% to 6.00%
Deferred Income Annuity, Fixed	1.50% to 5.00%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed minimum death benefits (GMDB) that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

As of December 31, 2023, after reinsurance as discussed in Note 1, the Company retains the liability on $8.0 million of account value with $3.3 million of associated GMDB benefits.

The Company issued the following guaranteed living benefits until February 2017. As part of the same coinsurance/modified coinsurance agreement with Talcott, all guaranteed living benefits in force were 100% reinsured.

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate.

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted.

B-9

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guaranteed base that increases by the greater of an annual effective growth rate of 5.00% or the contract anniversary account value. The 5.00% growth rate has a cap of 2.5 times the net premium payments received less adjusted partial withdrawals. This base can only be accessed in duration ten or later in the form of a payout annuity.

Valuation Manual, Section 21 (VM-21) of the NAIC Valuation Manual specifies the requirements for principle-based reserves (PBR) for variable annuity contracts. Effective January 1, 2020, VM-21 contains revisions to the previous framework, Actuarial Guideline XLIII. VM-21 provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The minimum reserves for all contracts is equal to the Stochastic Reserve plus an Additional Standard Projection Amount. The Stochastic Reserve is calculated using a principle based approach and company prudent estimate assumptions (except for prescribed asset defaults and spreads). It is calculated as the average of the greatest present value of accumulated deficiencies in the worst 30% of scenarios. The interest and equity scenarios are based on an NAIC prescribed scenario generator. The Stochastic Reserve is determined in aggregate for all contracts. The Additional Standard Projection Amount is meant as a guardrail to capture outliers via prescribed assumptions. This method re-estimates reserves in the stochastic framework using prescribed assumptions.

Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. Key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, interest rates. At December 31, 2023, the Stochastic Reserve of $44.8 million was the final reserve which was ceded to third party reinsurers and there was no Additional Standard Projection Amount required. At December 31, 2022, the Stochastic Reserve of $64 million was the final reserve which was ceded to third party reinsurers and there was no Additional Standard Projection Amount required.

The Company elected the 36-month phase in period for the change in reserves that occurred on January 1, 2020, from adoption of VM-21. In 2022 and 2021, the Company recognized a decrease in reserve of $14 million which was included in “Change in reserve valuation basis” in the Statutory Basis Statements of Changes in Capital and Surplus.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2023 and 2022, the Company had $342 million and $362 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $20 million and $22 million as of December 31, 2023 and 2022, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

B-10

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.

2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches - a One-Year Term reserve recognizing a one third drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

For the Term life and Variable Universal Life (“VUL”) with secondary guarantees policies issued from January 1, 2020, the Company holds a reserve for the basic coverage in accordance with VM-20 of the NAIC valuation manual. VM-20 requires the reserve to be the greater of Net Premium Reserve (NPR), Deterministic Reserve (DR) and the Stochastic Reserve (SR). NPR is a formulaic reserve based on assumptions set by NAIC. The DR is calculated using a principle based approach and company prudent estimate assumptions. Since the Company passes the Stochastic Exclusion Test (SET), the SR is not computed. As of December 31, 2023 and 2022, the VM-20 reserves are $60 million and $15 million respectively.

Deposit-type contracts also include payout annuity without life contingencies with reserves gross of reinsurance of $167 million and $159 million as of December 31, 2023 and 2022, respectively. These payout annuities include term certain annuitizations of deferred annuities, stand-alone single premium immediate and deferred income annuities with no life contingent payments.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit-related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax

B-11

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

realized capital gains (losses) which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non-admitted asset.

Other Liabilities:

Other liabilities consist primarily of remittances, contingent tax liabilities, reinsurance payables, commissions payable, deferred and uncollected premiums ceded and accrued expenses.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (“VACARVM”- Variable Annuity Commissioners’ Annuity Reserve Method) of $10 million ($2 million net after reinsurance) and $22 million ($2 million net after reinsurance) as of December 31, 2023 and 2022, respectively. Fees receivables of $46 million ($6 million net after reinsurance) and $53 million ($9 million net after reinsurance) as of December 31, 2023 and 2022, respectively.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note 6).

The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note 7).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or accretion of any discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed

B-12

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

uncollectible is charged against net investment income in the period such determination is made. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

NOTE 3—INVESTMENTS

Bonds:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company- derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses).

There were no securities with a 5GI NAIC designation as of December 31, 2023 and 2022.

Valuation methods for the various types of investments held are as follows:

Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates. There were six securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $0 million in investment income from prepayment penalties and acceleration fees as of December 31, 2023. There were ten securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $1 million in investment income from prepayment penalties and acceleration fees as of December 31, 2022.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment. There were six securities that were sold, redeemed or disposed as a result of a call or tender offer with investment income of $0 million from prepayment penalties and acceleration fees as of December 31, 2023. There were eighteen securities that were sold, redeemed or disposed as a result of a call or tender offer with investment income of $2 million from prepayment penalties and acceleration fees as of December 31, 2022.

The Company changes from the retrospective method to the prospective method when an other than temporary impairment has been recorded on a structured loan-backed security.

B-13

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

The amortized cost basis and estimated fair value of bonds at December 31, 2023 and 2022 were as follows:

	Amortized Cost /Cost	Gross Unrealized		Estimated Fair Value
December 31, 2023		Gains	(Losses)
		(In millions)
U.S. Government	$131	$—	$(5)	$126
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	—	—	4
Industrial and Miscellaneous	3,359	35	(277)	3,117
Hybrid	7	—	—	7

Total Bonds	$3,502	$35	$(282)	$3,255

* NAIC 6 bonds are carried at lower of cost or fair value which is $1M below amortized cost at December 31, 2023.

	Amortized Cost /Cost	Gross Unrealized		Estimated Fair Value
December 31, 2022		Gains	(Losses)
		(In millions)
U.S. Government	$131	$—	$(7)	$124
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	—	—	4
Industrial and Miscellaneous	2,813	5	(366)	2,452
Hybrid	2	—	—	2

Total Bonds	$2,951	$5	$(373)	$2,583

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2023, approximately 3.76% of the portfolio was invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 1% of the portfolio at December 31, 2023.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2023
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$93	$92
Due after one year through five years	684	668
Due after five years through ten years	466	443
Due after ten years	2,002	1,812
Sinking fund bonds, mortgage-backed securities and asset-backed securities	257	240

Total	$3,502	$3,255

B-14

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

The net change in unrealized capital gains (losses) included in surplus for the years ended December 31, 2023, 2022, and 2021 are summarized as follows:

	2023	2022	2021
		(In millions)
Changes in net unrealized capital gains attributable to:
Bonds (NAIC 6 rated)	$(1)	$—	$—
Derivatives	—	15	30
Private equity	(7)	(2)	54
Tax effect on unrealized capital losses gains	2	(3)	(18)

Total change in net unrealized capital gains, net of tax	$(6)	$10	$66

Proceeds from sales of bonds amounted to $4 million, $428 million, and $283 million for the years ended December 31, 2023, 2022, and 2021, respectively. Gross gains of $0 million, $0 million, and $6 million were realized on sales of bonds for the years ended December 31, 2023, 2022, and 2021, respectively. Gross losses of $0 million, $30 million, and $1 million were realized on sales of bonds for the years ended December 31, 2023, 2022, and 2021, respectively. These amounts are pre-tax and pre-IMR. Bond maturities and all other cash dispositions including sales amounted to $143 million, $649 million and $505 million for the years ended December 31, 2023, 2022, and 2021, respectively.

There were no bond modifications treated as troubled debt restructuring during 2023, 2022 and 2021.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2023	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$2	$—	$124	$(5)	$126	$(5)
U.S. Special Revenue	—	—	—	—	—	—
Industrial and Miscellaneous	208	(6)	2,084	(271)	2,292	(277)
Hybrid	—	—	—	—	—	—

Total Bonds	210	(6)	2,208	(276)	2,418	(282)

Total Temporarily Impaired Securities	$210	$(6)	$2,208	$(276)	$2,418	$(282)

December 31, 2022	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$28	$—	$96	$(7)	$124	$(7)
U.S. Special Revenue	3	—	—	—	3	—
Industrial and Miscellaneous	2,231	(338)	88	(28)	2,319	(366)
Hybrids	2	—	—	—	2	—

Total Bonds	2,264	(338)	184	(35)	2,448	(373)

Total Temporarily Impaired Securities	$2,264	$(338)	$184	$(35)	$2,448	$(373)

B-15

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were one thousand six hundred and eighty-two securities in an unrealized loss position for greater than 12 months with a book value of $2.5 billion and a fair value of $2.2 billion as of December 31, 2023. There were eighty-two securities in an unrealized loss position for greater than 12 months with a book value of $219 million and a fair value of $184 million as of December 31, 2022.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2023 and December 31, 2022, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans at December 31, 2023 or 2022.

The Company’s $587 million and $590 million investments in mortgage loans on real estate on December 31, 2023 and December 31, 2022, respectively, consists of loans collateralized by commercial real estate properties. Of these amounts, $587 million and $590 million were mortgage loans in which the Company was a participant at December 31, 2023 and December 31, 2022, respectively. The Company was not a co-lender in any mortgage loans at December 31, 2023 or December 31, 2022.

The largest concentrations of commercial real estate mortgage loans were for properties located in California and Florida ($130 million or 22.1% and $97 million or 16.5%) at December 31, 2023. The largest concentrations of commercial real estate mortgage loans were for properties located in California and Florida ($129 million or 21.9% and $91 million or 15.4%) at December 31, 2022. The Company estimated the fair value of mortgage loans on real estate to be $549 million and $543 million at December 31, 2023 and December 31, 2022, respectively and are classified as Level 3 as discussed in Note 4. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. Mortgage quality is determined by the loan’s loan to value ratio, debt service coverage ratio, location, and property type. The minimum and maximum ranges of lending rates on new mortgage loans were between 5.72% and 6.65% during 2023. The maximum percentage of any single mortgage loan to the value of the security originated in 2023 was 69.85%.

Management monitors its mortgage loan portfolio on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgage loans with principal or interest payments that were past due for more than 30 days past on December 31, 2023 and 2022, respectively.

There were no restructured mortgage loans as of December 31, 2023 or December 31, 2022.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2023 and 2022.

B-16

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

The following table sets forth the credit quality indicators as of December 31, 2023 and December 31, 2022, based upon the recorded investment gross of allowance for credit losses.

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2023
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$125	$3	$29	$1	$—	$—	$158
50% - 59.99%	119	14	35	4	—	—	172
60% - 69.99%	78	28	31	61	4	—	202
70% - 79.99%	22	10	6	17	—	—	55
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$344	$55	$101	$83	$4	$—	$587

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2022
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0%-49.99%	$130	$22	$10	$—	$3	$—	$165
50%-59.99%	141	3	59	15	—	—	218
60%-69.99%	88	25	18	56	10	—	197
70%-79.99%	—	5	5	—	—	—	10
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$359	$55	$92	$71	$13	$—	$590

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2023	2022	2021
	(In millions)
Bonds	$131	$125	$129
Mortgage loans	23	24	26
Policy loans	5	5	5
Other (mainly private equities)	22	17	22

Total gross investment income	181	171	182
Less: investment expenses	(17)	(9)	(8)

Net investment income	$164	$162	$174

B-17

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2023	2022	2021
	(In millions)
Bonds	$—	$(32)	$3
Derivatives and other	(1)	(214)	(322)

Total net realized capital losses	(1)	(246)	(319)
Transfer from (to) IMR	—	25	(4)
Capital gain federal income tax expense	(2)	3	(2)

Net realized capital losses, net of tax and transfers to IMR	$(3)	$(218)	$(325)

The net realized capital loss amount above includes other-than-temporary impairment loss of $0.4 million, $1 million, and $2 million for the years ended December 31, 2023, December 31, 2022, and December 31, 2021, respectively. The impairment for 2023, 2022 and 2021 relates to one private placement security in the bond portfolio.

Derivative Financial Instruments:

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility. Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the-counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the Company’s exposure to default by the counterparty. The Company’s off-balance sheet risk for the derivative instruments as of December 31, 2023 were $0 million and none as of December 31, 2022. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments. The Company also does not have any derivatives contracts with financing premiums.

B-18

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

Hedging – Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded.

Treasury futures are used to mitigate interest rate risk pertaining to guaranteed minimum benefit liabilities. Treasury futures obligate the Company to take or receive delivery of certain Treasury Bonds at a specified price at a future date.

Equity index futures are used to minimize the volatility associated with guaranteed minimum benefit liabilities. Equity index futures obligate the Company to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefined price as of a future date applied to the notional amount of the contracts.

All of the futures contracts that the Company has entered into are exchange traded. Margin payments are required for futures contract and contract gains or losses are settled daily in cash, therefore the futures contracts are carried at zero value on the Company’s balance sheets. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

Equity index options are used as a risk management strategy to minimize the volatility associated with the benefit liabilities of the Fixed Index Annuity (“FIA”) product. Equity index options give the Company the right but not the obligation to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefined price as of a future date related to the notional amount of the contracts. Current indices include the S&P 500, Nasdaq-100, MSCI EAFE, and two volatility-controlled indices maintained by PIMCO and AB (Alliance Bernstein).

Interest rate swaptions are used to mitigate interest rate risk. Interest rate swaptions give the Company the right but not the obligation to enter into an interest rate swap on a specified date in the future with terms provided in the swaption agreement.

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2023
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	—	—	—	—	—	—
Equity index futures	—	—	—	—	—	—
Equity index options	24	1	—	—	—	—
Interest rate swaptions	—	—	—	—	—	—

Total Derivatives	$24	$1	$—	$—	$—	$—

B-19

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 3—INVESTMENTS (CONTINUED)

December 31, 2022
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	—	—	—	(11)	(263)	—
Equity index futures	—	—	—	26	74	—
Equity index options	6	—	—	—	—	—
Interest rate swaptions	—	—	—	—	(25)	—

Total Derivatives	$6	$—	$—	$15	$(214)	$—

Restricted Assets and Special Deposits:

The Company had admitted restricted assets of $4.1 million and $4.0 million at December 31, 2023 and 2022, respectively. These amounts were deposits with states as required by certain insurance laws and are included in “Bonds” in the Statutory Basis Balance Sheets. Total admitted restricted assets were 0.03% and 0.04% of the Company’s total admitted assets at December 31, 2023 and 2022, respectively. There were no non-admitted restricted assets in 2023 and 2022.

Repurchase Agreements:

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2023 and 2022.

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when

B-20

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

The following tables summarize the Company’s financial instruments carrying amount and estimated fair value/NAV hierarchy levels for the period ending December 31, 2023 and December 31, 2022:

	December 31, 2023
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets
Bonds	$127	$3,019	$109	$3,255	$—	$3,501
Mortgage Loans	—	—	549	549	—	587
Policy Loans	—	—	79	79	—	79
Surplus Notes investments	—	38	—	38	—	46
Cash, cash equivalents and short-term investments	(11)	220	—	209	—	209
Due and accrued investment income	—	42	—	42	—	42
Receivables for securities	—	—	1	1	—	1
Separate Account Assets	7,040	—	—	7,040	—	7,040

Total Assets	$7,156	$3,319	$738	$11,213	$—	$11,505

Liabilities
Deposit type contracts	$—	$—	$169	$169	$—	$103

Total Liabilities	$—	$—	$169	$169	$—	$103

B-21

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

	December 31, 2022
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets
Bonds	$124	$2,340	$119	$2,583	$—	$2,951
Mortgage Loans	—	—	543	543	—	590
Policy Loans	—	—	76	76	—	76
Surplus Notes investments	—	36	—	36	—	46
Cash, cash equivalents and short-term investments	(3)	87	—	84	—	84
Due and accrued investment income	—	33	—	33	—	33
Receivables for securities	—	1	—	1	—	1
Separate Account Assets	7,215		—	7,215	—	7,215

Total Assets	$7,336	$2,497	$738	$10,571	$—	$10,996

Liabilities
Deposit type contracts	$—	$—	$157	$157	$—	$115

Total Liabilities	$—	$—	$157	$157	$—	$115

Bonds:

Estimated fair values for bonds, other than private placement securities are valued based on quoted prices from active markets when available (Level 1).

When the Company cannot obtain a quoted market price directly it relies on values provided by a third-party pricing vendor. This is the pricing source for the majority of the Company’s marketable securities. Prices received from a third-party vendor are generally considered to be Level 2.

Pricing vendors utilize pricing models developed for individual asset classes which incorporate available market data. These market inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data which include market research publications. The pricing vendor may obtain broker quotes for securities when sufficient information is not available to fully evaluate a security. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants.

Portfolio managers review the values assigned by the pricing vendor for reasonableness. In doing so, they compare the prices received from the pricing vendor to prices of similar securities, price ranges in that asset class or industry or prices from internally generated position reports. If there is a discrepancy with the price received from the vendor, the portfolio manager may communicate this difference to the pricing vendor and present the vendor with additional market data regarding that security in order to ensure the pricing vendor has sufficient information needed to accurately price the security. The pricing vendor will then independently validate and evaluate that data and determine if a price change is warranted.

In the rare instance when a portfolio manager finds a difference in his or her assessment of fair value and the vendor price, after performing the preceding procedures, the portfolio manager may request replacement of the vendor price by a supportable value that is believed to be more representative of the security price. Any replacement of the vendor price is subject to an internal approval process.

B-22

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The fair values of private placement bonds are determined by using an internal pricing model or for a small amount of securities, assigned individual broker prices. There were five private placement bonds that were individually priced. These assigned individual prices are usually obtained from an external broker (“hand priced”) and are considered to be Level 3.

The significant inputs used for the internal pricing model consist of (i) a broker supplied price matrix, (ii) treasury rates and (iii) credit ratings from certain nationally recognized securities rating organizations (“NRSRO”) (“external ratings”) or a credit rating assigned internally by the Company’s Private Placement Investment Management Group (“internal ratings”).

Private placement bonds with an applicable external credit rating of BB or above, for which the corresponding matrix price is used, are classified as Level 2. A private placement bond with an applicable external credit rating of below BB is classified as Level 3 due to the limited amount of market data available for these securities.

Bonds are carried at amortized cost unless they are rated 6 by the NAIC SVO in which case they are reported at the lower of amortized cost or fair value. There were two bonds rated 6 by the NAIC SVO and carried at fair value on December 31, 2023. There were no bonds rated 6 by the NAIC SVO and carried at fair value as of December 31, 2022.

Mortgage Loans:

The estimated fair value of the mortgage loan portfolio is derived primarily using a loan value matrix using significant unobservable inputs. The inputs used in the matrix include (1) the weighted average cash flow and average term to maturity for each individual loan; (2) a base spread over the U.S. Treasury rate and (3) an internally computed credit rating that is used to derive the appropriate credit spread. Mortgage loans were carried at amortized cost on December 31, 2023 and December 31, 2022 and are classified as Level 3.

Policy Loans:

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value and are classified as Level 3.

Surplus Note Investments:

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash, cash equivalents and short-term investments:

See Note 2 for information regarding cash, cash equivalents and short-term investments include cash deposit balances, short-term commercial paper, and other highly liquid debt instruments. Cash amounts are classified as Level 1. All remaining cash equivalents and short-term investments are classified as Level 2.

Due and accrued investment income:

Due and accrued investment income is either investment income earned and legally due to be paid to the Company as of the reporting date or investment income earned as of the reporting date but not legally due to be paid to the Company until after the reporting date. The Company expects to receive these amounts shortly after they become due and is required to non-admit any balance that is over 90 days past due or charge it against income in the period that it is deemed uncollectible. Therefore, the Company considers these amounts short-term in nature and that the carrying value approximates fair value. This amount is classified as Level 2.

B-23

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Receivables for securities

These receivables are amounts due from financial institutions for securities that were sold by the Company but the proceeds from the sale have not yet been received by the Company. Due to the short-term of the period in which the Company expects to receive these amounts it considers the carrying value of these balances to approximate fair value and are classified as Level 2.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by Park Avenue Institutional Advisers LLC (“PAIA”), an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1. Non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2, and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2023 and 2022, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at December 31, 2023 and 2022:

December 31, 2023	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets at Fair Value
Bonds	$—	$2	$—	$2	$—	$2
Derivatives	—	—	1	1	—	1
Separate accounts assets	7,040	—	—	7,040	—	7,040

Total Assets at Fair Value	$7,040	$2	$1	$7,043	$—	$7,043

December 31, 2022	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets at Fair Value
Separate accounts assets	$7,215	$—	$—	$7,215	$—	$7,215

Total Assets at Fair Value	$7,215	$—	$—	$7,215	$—	$7,215

Deposit Type Contracts

For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued and are classified as Level 3.

B-24

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 5—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian and outside parties (See Note 7). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2023 and 2022 were as follows:

	2023
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$12	$(3)
Ordinary renewal	26	(6)
Group life renewal	—	—

	2022
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$11	$10
Ordinary renewal	17	(17)
Group life renewal	—	—

NOTE 6—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries,

•	GIS Canada Holdings Corp, and

•	Guardian Abbey LLC.

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur, or to recoup its net operating or capital losses carried forward as an offset to future net income or capital gains subject to federal income taxes.

B-25

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

The Inflation Reduction Act was enacted into law on August 16, 2022. This provision imposes a 15% Corporate Alternative Minimum Tax (“CAMT”) on adjusted financial statement income (“AFSI”) for applicable corporation with average annual AFSI over a three-year period in excess of $1 billion effective for taxable years beginning after December 31, 2022. As of December 31, 2023 management has determined that Guardian Life Insurance Company and Subsidiaries is not subject for CAMT in 2023.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2023
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$86	$2	$88
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	86	2	88
Deferred Tax Assets Nonadmitted	24	—	24

Subtotal Net Admitted Deferred Tax Asset	62	2	64
Deferred Tax Liabilities (DTLs)	13	18	31

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$49	$(16)	$33

Description	December 31, 2022
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$106	$2	$108
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	106	2	108
Deferred Tax Assets Nonadmitted	7	—	7

Subtotal Net Admitted Deferred Tax Asset	99	2	101
Deferred Tax Liabilities	18	19	37

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$81	$(17)	$64

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(20)	$—	$(20)
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	(20)	—	(20)
Deferred Tax Assets Nonadmitted	17	—	17

Subtotal Net Admitted Deferred Tax Asset	(37)	—	(37)
Deferred Tax Liabilities	(5)	(1)	(6)

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$(32)	$1	$(31)

B-26

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101 - Income Taxes, a replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 include a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2023 and 2022.

Description	December 31, 2023
(In millions), except percentages	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	32	1	33
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	32	1	33
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	68

c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	30	1	31

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$62	$2	$64

	December 31, 2022
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	63	1	64
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	63	1	64
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	74

c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	36	1	37

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$99	$2	$101

B-27

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

Description	Change
(In millions), except percentages	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	(31)	—	(31)
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	(31)	—	(31)
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	(6)
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities .	(6)	—	(6)

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$(37)	$—	$(37)

	2023	2022
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1073%	1017%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$595	$564

Impact of Tax Planning Strategies

	December 31, 2023
	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentage of total.
(1) Adjusted Gross DTAs	$86	$2
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	62	2
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	14%	0%

Description	December 31, 2022
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$106	$2
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	99	2
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	51%	0%

	Change
	Ordinary	Capital
(1) Adjusted Gross DTAs	$(20)	$—
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	(37)	—
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	-37%	0%
Does the Company’s tax-planning strategies include the use of reinsurance?	Yes	No X

B-28

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

All DTL were recognized as of December 31, 2023 and 2022.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components December 31, 2023, 2022, and 2021:

Description	2023	2022	2021
	(In millions)
Federal income tax expense (benefit) on operations	$(36)	$(60)	$—
Prior year overaccrual	—	(3)	(1)
Foreign tax	(2)	(2)	(1)

Current federal operations income tax expense (benefit)	(38)	(65)	(2)
Federal income tax expense (benefit) on capital gains (losses)	—	(5)	2
Prior year underaccrual	2	2	1

Current federal capital gain income tax expense (benefit)	2	(3)	3

Total current federal income tax expense (benefit)	$(36)	$(68)	$1

B-29

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2023 and 2022 were as follows:

	2023	2022	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$64	$54	$10
GMWB Hedge	14	48	(34)
Policy acquisition costs	7	4	3
Other, (including items <5% of total ordinary tax assets)	1	—	1

Gross ordinary DTAs—(admitted and nonadmitted)	$86	$106	$(20)

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	24	7	17

Admitted ordinary DTAs	$62	$99	$(37)
Capital:
Investments	$2	$2	$—

Gross capital DTAs—(admitted and nonadmitted)	$2	$2	$—

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	—	—	—

Admitted capital DTAs	2	2	—

Total admitted DTAs	$64	$101	$(37)

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$1	$1	$—
Reserves Transition Adjustment (8 Year)	8	11	(3)
Section 481(a) adjustment	—	3	(3)
Other, (including items <5% of total ordinary tax assets)	4	3	1

Total Ordinary DTLs	$13	$18	$(5)

Capital:
Unrealized capital gains	13	15	(2)
Other	5	4	1

Capital DTL	18	19	(1)

Total DTL	$31	$37	$(6)

Net admitted DTAs	$33	$64	$(31)

The change in net deferred Federal income taxes is comprised of the following:

	2023	2022	Change
	(In millions)
Adjusted gross deferred tax assets	$88	$108	$(20)
Total deferred tax liabilities	31	37	(6)

Net deferred tax assets	$57	$71	$(14)

Tax effect of unrealized capital gains			(2)

Change in net deferred federal income tax			$(16)

B-30

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

Contingent Tax Liabilities:

The Company files U.S. federal income tax returns along with various state and local income tax returns. The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed its examinations for tax year 2012 and 2014 in 2022, and tax year 2013 in 2021. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these examinations. Tax years 2015 through 2022 are subject to examination by the IRS. The Company believes that it has established adequate tax liabilities for uncertain tax positions for all open years.

The Company does not anticipate any significant changes to its tax contingencies within the next 12 months.

The Guardian files U.S. federal income tax returns along with various state and local income tax returns. The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed its examinations for tax year 2012 and 2014 in 2021. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these examinations. Tax years 2015 through 2022 are subject to examination by the IRS. The Company believes that it has established adequate tax liabilities for uncertain tax positions for all open years.

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2023	Effective Tax Rate	2022	Effective Tax Rate	2021	Effective Tax Rate
	(In millions)		(In millions)		(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 21%	$(14)		$17		$51
Net realized capital losses @ 21%	—		(47)		(68)

Provision calculated at statutory rate	$(14)	21%	$(30)	21%	$(17)	21%
Dividends received deduction	(5)	7%	(6)	4%	(6)	7%
Interest Maintenance Reserve	—	0%	(6)	4%	—	0%
Reserve Surplus Adjustment	—	0%	4	-3%	3	-4%
Other	(1)	2%	(2)	2%	(1)	2%

Total	$(20)	30%	$(40)	28%	$(21)	26%

Total current federal income tax benefit	$(36)	54%	$(68)	48%	$1	-1%
Change in net deferred federal income taxes expense	16	-24%	28	-20%	(22)	27%

Total statutory income tax benefit	$(20)	30%	$(40)	28%	$(21)	26%

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2023, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

B-31

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 6—INCOME TAXES (CONTINUED)

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
		(In millions)
2023	$—	$—	$—
2022	—	—	—
2021	—	4	4

Total	$—	$4	$4

As of December 31, 2023, the Company does not have any deposits admitted pursuant to the Internal Revenue Code Section 6603.

NOTE 7—REINSURANCE CEDED

The Company entered into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable and fixed annuity contracts, group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves ceded and corresponding assets held by the Company amounted to $6,929 million and $7,117 million at December 31, 2023 and 2022, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company has an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

On November 1, 2022, the Company entered a reinsurance transaction with Talcott whereby the Company ceded a 100% quota share of virtually all liabilities related to the variable annuity business, including fixed payout options elected by this block, after the transaction closing date. General account liabilities of $564 million were reinsured using coinsurance and $6.7 billion of separate account liabilities were transferred using modified coinsurance. The Company also transferred invested assets with a fair market value of $408 million and cash of $121.5 million to Talcott to fund the coinsurance premium. The reinsurance transaction does not extinguish the Company’s primary contractual liability. Upon closing, the Company recognized a loss of $65 million, which was included in “Cash flows from operating activities” in the Statutory Basis Statements of Cash Flows and “Income before operations before federal income taxes and realized capital losses from investments” which included transferred IMR of $24.5 million.

The following are the effect of the Talcott initial settlement upon closing, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations:

2022
(In millions )
Premium ceded	$(529)
Initial Modco Premium	(6,722)

Premiums and annuity considerations	(7,251)
Reserve adjustments on reinsurance ceded	6,655

Total Revenues	$(596)

Policyholder and contract benefits	(564)
Commissions and other expenses	33

Total benefits and expenses	$(531)

Net loss on operations from reinsurance ceded	$(65)

B-32

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 7—REINSURANCE CEDED (CONTINUED)

The effect of these reinsurance cession agreements, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2023			2022			2021
	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total
	(In millions)
Premiums and annuity considerations	$(22)	$(2,392)	$(2,414)	$(23)	$(7,921)	$(7,944)	$(26)	$(282)	$(308)
Reserve adjustments on reinsurance ceded	(18)	(1,242)	(1,260)	(22)	6,501	6,479	47	—	47
Commissions and expense allowances on reinsurance ceded and other income	3	112	115	4	29	33	(63)	12	(51)

Total Revenues	(37)	(3,522)	(3,559)	(41)	(1,391)	(1,432)	(42)	(270)	(312)

Policyholder and contract benefits	(34)	(1,249)	(1,283)	(47)	(185)	(232)	(36)	(11)	(47)
Increase in aggregate reserves	(10)	(2,319)	(2,329)	(9)	(1,192)	(1,201)	(5)	(284)	(289)
General insurance expenses	—	4	4	—	35	35	—	2	2

Total expenses	(44)	(3,564)	(3,608)	(56)	(1,342)	(1,398)	(41)	(293)	(334)

Net gain (loss) on operations from reinsurance ceded	$7	$42	$49	$15	$(49)	$(34)	$(1)	$23	$22

NOTE 8—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $82 million, $92 million, and $42 million in 2023, 2022, and 2021, respectively, which are in “General insurance expenses” and “Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $17 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2023 and $7 million is included in “Due to parent and affiliates in the Statutory Basis Balance Sheets at December 31, 2022.

Assets Under Management:

PAIA, a wholly-owned subsidiary of Guardian Investor Services (“GIS”), serves as the investment adviser to the Guardian VIP Trust funds. The funds within the VIP Trust are offered through variable insurance products issued by the Company. At December 31, 2023, and 2022, approximately $5,171 million and $5,382 million or 73.45% or 74.59%, respectively, of the Company’s separate account assets under management were invested in affiliated mutual funds that are advised by PAIA.

Capital:

For the years ended December 31, 2023, 2022, and 2021, the Company received a total of $0 million, $60 million and $20 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows.

B-33

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 8—RELATED PARTY TRANSACTIONS (CONTINUED)

Revenue Sharing Agreement:

The Company has a revenue sharing agreement with PAIA whereby PAIA allocates revenue to GIAC for the Guardian Variable Products Trust Funds that are offered through GIAC’s variable insurance products separate accounts. For the years ended December 31, 2023, 2022 and 2021, such revenue amounted to $13.3 million, $11.6 million, and $12.4 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations.

Investment Management Services Agreement

Effective October 1, 2022, the Company entered into an agreement with PAIA, whereby PAIA provides investment management services for the Company’s general account assets. The amount charged for these services amounted to $10 million and $3 million in 2023 and 2022, respectively, which are in “Net investment income” in the Statutory Basis Statements of Operations of which $0 million and $0 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2023 and 2022, respectively.

Line of Credit:

The Company (Borrower) has a revolving line of credit agreement with The Guardian (Lender) for $750 million. On January 3, 2022, there was an amended and restated note to the terms of the credit agreement which state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan; (b) the Term SOFR Rate plus 1.11448% if a Term SOFR Rate Loan with an interest period of one month; (c) the Term SOFR Rate plus 1.26161% if a Term SOFR Rate Loan with an interest period of three months; or (d) the Term SOFR Rate plus 1.42826% if a Term SOFR Rate Loan with an interest period of six months. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in monthly installments on the last day of each month or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2023, 2022, and 2021, the amount of drawings on the line of credit amounted to $158 million, $74 million, and $0 million, respectively, are included in “Intercompany borrowed funds” in the Statutory Basis Balance Sheets. Interest expense and commitment fees of $6 million, $1.6 million, and $0.5 million in 2023, 2022 and 2021, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations.

Commission:

The Company has a selling agreement with PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note 1). For the years ended December 31, 2023, 2022, and 2021, the Company paid commissions to PAS which amounted to $14 million, $14 million, and $17 million respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2023, no intercompany receivable due to the Company is over 90 days past due.

B-34

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 9—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2023 and 2022, the Company’s separate accounts statement included legally insulated assets of $7,040 million and $7,215 million, respectively, of which $6 million and $3 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2023 and 2022. Fees and expenses due or accrued to the Company’s general account were $56 million and $75 million as of December 31, 2023 and 2022, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $194 million, $211 million, and $250 million for the years ended December 31, 2023, 2022, and 2021, respectively.

The general account of the Company paid $0 million, $0 million, and $1 million towards separate accounts guarantees for the years ended December 31, 2023, 2022, and 2021, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2023 and 2022 were as follows:

December 31, 2023	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$26	$26

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$6,917	$6,917
Market value/not subject to discretionary withdrawals	—	61	61

Total reserves for separate accounts	$—	$6,978	$6,978

Charges for investment management administration and contract guarantees	—	46	46
Accrued expense allowances	—	10	10

Separate accounts liabilities	$—	$7,034	$7,034

B-35

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

December 31, 2022	Non-Indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$39	$39

Reserves by valuation basis and withdrawal characteristics:
Market value	—	7,081	7,081
Market value/not subject to discretionary withdrawals	—	56	56

Total reserves for separate accounts	$—	$7,137	$7,137

Charges for investment management administration and contract guarantees	—	53	53
Accrued expense allowances	—	22	22

Separate accounts liabilities	$—	$7,212	$7,212

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2023	2022	2021
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—	$—
Non-guaranteed separate accounts	26	39	51
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—	—
Non-guaranteed separate accounts	(1,287)	(1,025)	(1,448)

Net transfers from separate accounts	$(1,261)	$(986)	$(1,397)

Reconciling Adjustments:
Mortality and expense guarantees—variable	95	103	133
Administrative fees—variable annuity	86	95	103
Cost of insurance	13	13	13

Total adjustments	$194	$211	$249

Net transfers from separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$(1,067)	$(775)	$(1,148)

B-36

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2023 and 2022 were as follows:

	As of December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$1,476	$—	$—	$1,476	11%
b. At book value less current surrender charge of 5% or more	1,365	—	—	1,365	10%
c. At fair value	—	6,341	—	6,341	46%

d. Total with market value adjustment or at fair value (Total of a through c)	2,841	6,341	—	9,182	67%
e. At book value without adjustment (with minimal or no charge or adjustment)	556	—	—	556	4%
(2) Not subject to discretionary withdrawal	3,880	61	—	3,941	29%

(3) Total (gross: direct + assumed)	7,277	6,402	—	13,679	100%
(4) Reinsurance ceded	3,807	—	—	3,807

(5) Total (net) (3)- (4)	$3,470	$6,402	$—	$9,872	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$1	$—	$—	$1
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	9	—	9	30%

d. Total with market value adjustment or at fair value (Total of a through c)	—	9	—	9	30%
e. At book value without adjustment (with minimal or no charge or adjustment)	21	—	—	21	70%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	21	9	—	30	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)- (4)	$21	$9	$—	$30	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	51	—	—	51	31%
(2) Not subject to discretionary withdrawal	116	—	—	116	69%

(3) Total (gross: direct + assumed)	167	—	—	167	100%
(4) Reinsurance ceded	65	—	—	65

(5) Total (net) (3)- (4)	$102	$—	$—	$102	100%
Total annuity actuarial reserves and deposit liabilities:	$3,593	$6,411	$—	$10,004

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,593	$—	$—	$3,593
Separate Accounts Annual Statement	—	6,411	—	6,411

Total annuity actuarial reserves and deposit liabilities:	$3,593	$6,411	$—	$10,004

B-37

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$736	$—	$—	$736	7%
b. At book value less current surrender charge of 5% or more	4	—	—	4	0%
c. At fair value	—	6,561	—	6,561	59%

d. Total with market value adjustment or at fair value (Total of a through c)	740	6,561	—	7,301	66%
e. At book value without adjustment (with minimal or no charge or adjustment)	578	—	—	578	5%
(2) Not subject to discretionary withdrawal	3,158	56	—	3,214	29%

(3) Total (gross: direct + assumed)	4,476	6,617	—	11,093	100%
(4) Reinsurance ceded	1,475	—	—	1,475

(5) Total (net) (3)- (4)	$3,001	$6,617	$—	$9,618	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$—	$—	$—	$—
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	9	—	9	25%

d. Total with market value adjustment or at fair value (Total of a through c)	—	9	—	9	25%
e. At book value without adjustment (with minimal or no charge or adjustment)	27	—	—	27	75%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	27	9	—	36	100%
(4) Reinsurance ceded	—	—	—	—

(5) Total (net) (3)- (4)	$27	$9	$—	$36	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	58	—	—	58	36%
(2) Not subject to discretionary withdrawal	101	—	—	101	64%

(3) Total (gross: direct + assumed)	159	—	—	159	100%
(4) Reinsurance ceded	44	—	—	44

(5) Total (net) (3)- (4)	$115	$—	$—	$115	100%
Total annuity actuarial reserves and deposit liabilities:	$3,143	$6,626	$—	$9,769

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,143	$—	$—	$3,143
Separate Accounts Annual Statement	—	6,626	—	6,626

Total annuity actuarial reserves and deposit liabilities:	$3,143	$6,626	$—	$9,769

B-38

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

Withdrawal characteristics of life actuarial reserves as of December 31, 2023 and 2022 were as follows:

	As of December 31, 2023			As of December 31, 2022
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In millions)			(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	12	12	12	12	12	12
(3) Universal Life with Secondary Guarantees	32	28	311	35	29	298
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	10	10	10	12	12	12
(9) Variable Universal Life	82	81	88	79	78	86
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	56	—	—	13
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	3	—	—	2
(4) Disability—Disabled Lives	—	—	1	—	—	1
(5) Miscellaneous Reserves	—	—	125	—	—	128

C. Total (gross: direct + assumed)	136	131	606	138	131	552
D. Reinsurance ceded	—	—	306	—	—	311

E. Total (net) (C)—(D)	$136	$131	$300	$138	$131	$241

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The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2023			As of December 31, 2022
	Separate Account— Nonguaranteed			Separate Account— Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	—	—	—	—	—	—
(3) Universal Life with Secondary Guarantees	—	—	—	—	—	—
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	151	151	151	142	142	142
(9) Variable Universal Life	418	416	416	371	369	369
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	—	—	—	—
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	—	—	—	—
(4) Disability—Disabled Lives	—	—	—	—	—	—
(5) Miscellaneous Reserves	—	—	—	—	—	—

C. Total (gross: direct + assumed)	569	567	567	513	511	511
D. Reinsurance ceded	—	—	—	—	—	—

E. Total (net) (C)—(D)	$569	$567	$567	$513	$511	$511

There were no Separate Account guaranteed for life actuarial reserves as of December 31, 2023 and 2022.

NOTE 11—COMMITMENTS

The Company had commitments to fund mortgage loans or other investments in the normal course of business, which totaled $73 million and $97 million in 2023 and 2022, respectively.

NOTE 12—LITIGATION

The Company is engaged in various disputes, litigations, inquiries from governmental authorities and other proceedings arising out of the Company’s business. These matters could result in losses, monetary damages, fines, penalties or changes in the business operations of the Company. Due to the uncertainties inherent in these disputes, it is difficult to determine the ultimate loss the Company will experience. The Company evaluates each matter and establishes an accrual where a loss is probable and the amount can be reasonably estimated. In the opinion of Management, based on current information at December 31, 2023, any losses resulting from such disputes would not have a material adverse effect on the financial position of the Company.

The Company also evaluates these matters for a reasonably possible range of loss. Due to the uncertainties inherent in these matters, such as timing of discovery and court decisions, the Company is not able to ascertain a reasonably possible range of loss for each matter. In the opinion of Management, as of December 31, 2023, the aggregate range of reasonably possible loss for those matters it is able to provide an estimate for is not material to the Company’s financial position.

B-40

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2023, 2022 and 2021

NOTE 13—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2023, the maximum amount of dividends the Company could pay The Guardian in 2024 without prior approval from the state insurance regulatory authorities was $48 million.

NOTE 14—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to February 20, 2024, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2023.

B-41

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Report of Independent Auditors

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

Opinions

We have audited the accompanying statutory basis financial statements of The Guardian Insurance & Annuity Company, Inc. (the “Company”), which comprise the statutory basis balance sheets as of December 31, 2023 and 2022, and the related statutory basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the balance sheets of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: (646) 471 3000, www.pwc.com/us

B-42

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule 1—selected financial data, investment risk interrogatories, and summary investment schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 20, 2024

B-43